UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06554

AB GLOBAL BOND FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: September 30, 2019

Date of reporting period: September 30, 2019

ITEM 1.	REPORTS TO STOCKHOLDERS.

SEP    09.30.19

ANNUAL REPORT

AB GLOBAL BOND FUND

Beginning January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling the Fund at (800) 221 5672.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AB Global Bond Fund (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB GLOBAL BOND FUND | 1

ANNUAL REPORT

November 12, 2019

This report provides management’s discussion of fund performance for AB Global Bond Fund for the annual reporting period ended September 30, 2019.

The Fund’s investment objective is to generate current income consistent with preservation of capital.

NAV RETURNS AS OF SEPTEMBER 30, 2019 (unaudited)

	6 Months	12 Months

AB GLOBAL BOND FUND

Class A Shares	4.26%	8.58%

Class B Shares[1]	3.83%	7.69%

Class C Shares	3.97%	7.87%

Advisor Class Shares[2]	4.39%	8.86%

Class R Shares[2]	4.04%	8.13%

Class K Shares[2]	4.20%	8.46%

Class I Shares[2]	4.40%	8.87%

Class Z Shares[2]	4.42%	8.93%

Bloomberg Barclays Global Aggregate Bond Index (USD hedged)	5.59%	10.65%

1	Class B shares are no longer available for purchase to new investors. Please see Note A for more information.

2

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Bloomberg Barclays Global Aggregate Bond Index (USD hedged), for the six- and 12-month periods ended September 30, 2019.

For both periods, all share classes of the Fund underperformed the benchmark, before sales charges. During the 12-month period, yield-curve positioning, particularly underweights in five- and 10-year maturities in the eurozone and in six-month and longer-term maturities in the US, detracted from relative performance. Currency decisions detracted, specifically long positions in the Brazilian real, South Korean won and Polish zloty. Security selection within eurozone treasuries and US investment-grade corporates contributed. Country allocation (a result of bottom-up security analysis combined with fundamental research) was also positive, as an underweight in Japan contributed. Sector allocations did not have a meaningful impact on overall performance in the period.

2 | AB GLOBAL BOND FUND	abfunds.com

During the six-month period, yield-curve positioning detracted, as a result of underweights in 10-year maturities in the US and longer-term maturities in the eurozone. Currency investments also detracted, specifically long positions in the Brazilian real and South Korean won. Security selection within eurozone treasuries, commercial mortgage-backed securities and US investment-grade corporates contributed. Country positioning also contributed, particularly an underweight in Japan. Sector allocations did not have a meaningful impact on overall performance in the period.

During both periods, the Fund utilized derivatives in the form of interest rate swaps, futures and interest rate swaptions to manage and hedge duration risk and/or to take active yield-curve positioning. Currency forwards and currency options, both written and purchased, were used to hedge foreign currency exposure and to take active currency risk. Credit default swaps were utilized to hedge credit risk and as a tool to effectively gain exposure to specific sectors. For the 12-month period, variance swaps were utilized as tail hedges to hedge against flight-to-quality tail events.

MARKET REVIEW AND INVESTMENT STRATEGY

Fixed-income markets performed strongly over the 12-month period ended September 30, 2019. After holding rates steady in early 2019, the US Federal Reserve lowered interest rates in July and September, reacting to slowing global growth, declining manufacturing output and faltering business confidence from the ongoing US-China trade war. The European Central Bank followed suit in September by cutting rates to a record low and announcing the resumption of quantitative easing. The Reserve Bank of Australia cut interest rates for a second time to a new low, as well, while the Bank of Japan issued guidance that interest rates would remain low well into 2020. The Bank of Canada maintained interest rates as the country’s overall economy remained in balance. Central bankers in numerous other developed and emerging markets also lowered interest rates and signaled further monetary easing and potential fiscal stimulus measures to boost faltering demand. Inflation remained below target in most developed countries and was falling in emerging markets.

Heavy investor demand for sovereign debt increased negative-yielding bonds to over US$17 trillion. Long-dated developed-market treasury securities and emerging-market sovereign debt were strong performers given their interest-rate sensitivity. Investment-grade corporate bond returns were also robust, and spreads remained near historical lows, outperforming high-yield bonds. However, various geopolitical risks remained, including escalating Hong Kong demonstrations, the possibility of a hard Brexit, a potential US–European Union trade conflict and the prospect of a global currency war. The US dollar remained strong as a safe haven during this period of increased global growth uncertainty.

The Fund’s Senior Investment Management Team (the “Team”) invests in fixed-income securities with no sector restrictions. The Fund holds debt

abfunds.com	AB GLOBAL BOND FUND | 3

securities from both developed and emerging markets. The Team’s core fixed-income strategy pursues an attractive risk/return profile by managing currency exposure. The Team utilizes a disciplined investment process, which draws on a rigorous quantitative research toolset with fundamental expertise across all regions and markets.

INVESTMENT POLICIES

The Fund invests, under normal circumstances, at least 80% of its net assets in fixed-income securities. Under normal market conditions, the Fund invests significantly in fixed-income securities of non-US companies. In addition, the Fund invests, under normal circumstances, in the fixed-income securities of companies located in at least three countries. The Fund may invest in a broad range of fixed-income securities in both developed and emerging markets. The Fund may invest across all fixed-income sectors, including US and non-US government and corporate debt securities. The Fund’s investments may be denominated in local currency or US dollar-denominated. The Fund may invest in debt securities with a range of maturities from short- to long-term. The Fund may use borrowings or other leverage for investment purposes.

The Adviser will actively manage the Fund’s assets in relation to market conditions and general economic conditions and adjust the Fund’s investments in an effort to best enable the Fund to achieve its investment objective. Thus, the percentage of the Fund’s assets invested in a particular country or denominated in a particular currency will vary in accordance with the Adviser’s assessment of the relative yield and appreciation potential of such securities and the relationship of the country’s currency to the US dollar.

Under normal circumstances, the Fund invests at least 75% of its net assets in fixed-income securities rated investment-grade at the time of investment and may invest up to 25% of its net assets in below investment-grade fixed-income securities (commonly known as “junk bonds”).

The Fund may invest in mortgage-related and other asset-backed securities, loan participations, inflation-indexed securities, structured securities, variable, floating, and inverse floating-rate instruments and preferred stock, and may use other investment techniques. The Fund intends, among other things, to enter into transactions such as reverse repurchase agreements and dollar rolls. The Fund may invest, without limit, in derivatives, such as options, futures contracts, forwards or swaps.

4 | AB GLOBAL BOND FUND	abfunds.com

DISCLOSURES AND RISKS

Benchmark Disclosure

The Bloomberg Barclays Global Aggregate Bond Index (USD hedged) is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Bloomberg Barclays Global Aggregate Bond Index represents the performance of the global investment-grade developed fixed-income markets, hedged to the US dollar. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment-Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments and negative perceptions of the junk bond market generally and may be more difficult to trade or dispose of than other types of securities.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

abfunds.com	AB GLOBAL BOND FUND | 5

DISCLOSURES AND RISKS (continued)

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater if the Fund invests a significant portion of its assets in fixed-income securities with longer maturities.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade or dispose of due to adverse market, economic, political, regulatory or other factors.

Emerging-Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Mortgage-Related and/or Other Asset-Backed Securities Risk: Investments in mortgage-related and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by non-governmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

Leverage Risk: To the extent the Fund uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Derivatives Risk: Derivatives may be illiquid, difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives may also be subject to counterparty risk to a greater degree than more traditional investments.

Illiquid Investments Risk: Illiquid investments risk exists when certain investments become difficult to purchase or sell. Difficulty in selling such

6 | AB GLOBAL BOND FUND	abfunds.com

DISCLOSURES AND RISKS (continued)

investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemption of Fund shares. Foreign fixed-income securities may have more illiquid investments risk because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently. Illiquid investments risk may be higher in a rising interest-rate environment, when the value and liquidity of fixed-income securities generally decline.

Active Trading Risk: The Fund expects to engage in active and frequent trading of its portfolio securities and its portfolio turnover rate may greatly exceed 100%. A higher rate of portfolio turnover increases transaction costs, which may negatively affect the Fund’s return. In addition, a high rate of portfolio turnover may result in substantial short-term gains, which may have adverse tax consequences for Fund shareholders.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (3% year 1, 2% year 2, 1% year 3) and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

abfunds.com	AB GLOBAL BOND FUND | 7

HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

9/30/2009 TO 9/30/2019

This chart illustrates the total value of an assumed $10,000 investment in AB Global Bond Fund Class A shares (from 9/30/2009 to 9/30/2019) as compared to the performance of its benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

8 | AB GLOBAL BOND FUND	abfunds.com

HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2019 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields[1]

CLASS A SHARES			1.24%

1 Year	8.58%	4.01%

5 Years	3.55%	2.65%

10 Years	4.38%	3.92%

CLASS B SHARES			0.48%

1 Year	7.69%	4.69%

5 Years	2.75%	2.75%

10 Years[2]	3.92%	3.92%

CLASS C SHARES			0.55%

1 Year	7.87%	6.87%

5 Years	2.80%	2.80%

10 Years	3.62%	3.62%

ADVISOR CLASS SHARES[3]			1.54%

1 Year	8.86%	8.86%

5 Years	3.83%	3.83%

10 Years	4.66%	4.66%

CLASS R SHARES[3]			0.87%

1 Year	8.13%	8.13%

5 Years	3.14%	3.14%

10 Years	4.01%	4.01%

CLASS K SHARES[3]			1.18%

1 Year	8.46%	8.46%

5 Years	3.47%	3.47%

10 Years	4.35%	4.35%

CLASS I SHARES[3]			1.58%

1 Year	8.87%	8.87%

5 Years	3.84%	3.84%

10 Years	4.69%	4.69%

CLASS Z SHARES[3]			1.61%

1 Year	8.93%	8.93%

5 Years	3.89%	3.89%

Since Inception[4]	4.33%	4.33%

The Fund’s prospectus fee table shows the Fund’s total annual operating expense ratios as 0.83%, 1.63%, 1.56%, 0.58%, 1.23%, 0.92%, 0.56% and 0.51% for Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(footnotes continued on next page)

abfunds.com	AB GLOBAL BOND FUND | 9

HISTORICAL PERFORMANCE (continued)

1	SEC yields are calculated based on SEC guidelines for the 30-day period ended September 30, 2019.

2	Assumes conversion of Class B shares into Class A shares after six years.

3

These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

4	Inception date: 10/15/2013.

10 | AB GLOBAL BOND FUND	abfunds.com

HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

SEPTEMBER 30, 2019 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	4.01%

5 Years	2.65%

10 Years	3.92%

CLASS B SHARES

1 Year	4.69%

5 Years	2.75%

10 Years[1]	3.92%

CLASS C SHARES

1 Year	6.87%

5 Years	2.80%

10 Years	3.62%

ADVISOR CLASS SHARES[2]

1 Year	8.86%

5 Years	3.83%

10 Years	4.66%

CLASS R SHARES[2]

1 Year	8.13%

5 Years	3.14%

10 Years	4.01%

CLASS K SHARES[2]

1 Year	8.46%

5 Years	3.47%

10 Years	4.35%

CLASS I SHARES[2]

1 Year	8.87%

5 Years	3.84%

10 Years	4.69%

CLASS Z SHARES[2]

1 Year	8.93%

5 Years	3.89%

Since Inception[3]	4.33%

1	Assumes conversion of Class B shares into Class A shares after six years.

2

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

3	Inception date: 10/15/2013.

abfunds.com	AB GLOBAL BOND FUND | 11

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

12 | AB GLOBAL BOND FUND	abfunds.com

EXPENSE EXAMPLE (continued)

	Beginning Account Value 4/1/2019	Ending Account Value 9/30/2019	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,042.60	$4.15	0.81%
Hypothetical**	$1,000	$1,021.01	$4.10	0.81%
Class B
Actual	$1,000	$1,038.30	$8.33	1.63%
Hypothetical**	$1,000	$1,016.90	$8.24	1.63%
Class C
Actual	$1,000	$1,039.70	$7.98	1.56%
Hypothetical**	$1,000	$1,017.25	$7.89	1.56%
Advisor Class
Actual	$1,000	$1,043.90	$2.87	0.56%
Hypothetical**	$1,000	$1,022.26	$2.84	0.56%
Class R
Actual	$1,000	$1,040.40	$6.34	1.24%
Hypothetical**	$1,000	$1,018.85	$6.28	1.24%
Class K
Actual	$1,000	$1,042.00	$4.76	0.93%
Hypothetical**	$1,000	$1,020.41	$4.71	0.93%
Class I
Actual	$1,000	$1,044.00	$2.77	0.54%
Hypothetical**	$1,000	$1,022.36	$2.74	0.54%
Class Z
Actual	$1,000	$1,044.20	$2.56	0.50%
Hypothetical**	$1,000	$1,022.56	$2.54	0.50%

*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

abfunds.com	AB GLOBAL BOND FUND | 13

PORTFOLIO SUMMARY

September 30, 2019 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $7,230.9

1

All data are as of September 30, 2019. The Fund’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” security type weightings represent 0.6% or less in the following security types: Agencies, Asset-Backed Securities, Bank Loans, Common Stocks, Emerging Markets–Corporate Bonds, Emerging Markets–Treasuries, Local Governments–US Municipal Bonds, Supranationals, Warrants and Whole Loan Trusts.

14 | AB GLOBAL BOND FUND	abfunds.com

PORTFOLIO SUMMARY (continued)

September 30, 2019 (unaudited)

1

All data are as of September 30, 2019. The Fund’s country breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 2.0% or less in the following: Australia, Austria, Bahrain, Belgium, Bermuda, Brazil, Chile, Colombia, Denmark, Dominican Republic, Egypt, Finland, Gabon, Hong Kong, India, Ireland, Ivory Coast, Kazakhstan, Kuwait, Mexico, Netherlands, Nigeria, Norway, Peru, Qatar, Russia, Saudi Arabia, Singapore, South Africa, Sri Lanka, Supranational, Switzerland, Turkey and United Arab Emirates.

abfunds.com	AB GLOBAL BOND FUND | 15

PORTFOLIO OF INVESTMENTS

September 30, 2019

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS – TREASURIES – 35.9%
Austria – 0.9%
Republic of Austria Government Bond 0.50%, 2/20/29(a)	EUR	57,980	$68,201,632

Belgium – 1.8%
Kingdom of Belgium Government Bond Series 44 5.00%, 3/28/35(a)		4,410	8,495,070
Series 71 3.75%, 6/22/45(a)		2,300	4,585,657
Series 81 0.80%, 6/22/27(a)		70,935	84,628,695
Series 88 1.70%, 6/22/50(a)		23,462	33,988,661

			131,698,083

Canada – 4.8%
Canadian Government Bond 1.75%, 3/01/23	CAD	84,491	64,341,409
2.25%, 3/01/24		336,825	263,035,194
2.75%, 12/01/48		17,110	16,570,167

			343,946,770

Finland – 0.9%
Finland Government Bond 0.50%, 9/15/29(a)	EUR	56,064	66,118,520

France – 1.5%
French Republic Government Bond OAT 1.25%, 5/25/34(a)		50,415	65,060,671
1.50%, 5/25/50(a)		29,015	40,220,103

			105,280,774

Germany – 2.6%
Bundesrepublik Deutschland Bundesanleihe Series 2007 4.25%, 7/04/39(a)		89,917	189,180,171

Indonesia – 1.1%
Indonesia Treasury Bond Series FR68 8.375%, 3/15/34	IDR	588,191,000	43,653,344
Series FR70 8.375%, 3/15/24		437,499,000	32,654,469

			76,307,813

Ireland – 0.6%
Ireland Government Bond 1.00%, 5/15/26(a)	EUR	37,007	43,811,392

16 | AB GLOBAL BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Italy – 3.1%
Italy Buoni Poliennali Del Tesoro 1.35%, 4/15/22	EUR	58,260	$65,885,437
2.20%, 6/01/27		30,630	37,443,402
3.35%, 3/01/35(a)		40,632	56,498,857
3.85%, 9/01/49(a)		40,309	63,458,230

			223,285,926

Japan – 4.5%
Japan Government Thirty Year Bond Series 62 0.50%, 3/20/49	JPY	5,288,350	50,748,645
Japan Government Twenty Year Bond Series 150 1.40%, 9/20/34		6,281,600	69,974,381
Series 158 0.50%, 9/20/36		11,339,350	111,854,914
Series 159 0.60%, 12/20/36		4,022,550	40,258,759
Series 169 0.30%, 6/20/39		5,494,850	51,832,304

			324,669,003

Malaysia – 2.0%
Malaysia Government Bond Series 0114 4.181%, 7/15/24	MYR	72,655	18,036,070
Series 0119 3.906%, 7/15/26		78,423	19,362,109
Series 0217 4.059%, 9/30/24		72,978	18,036,913
Series 0218 3.757%, 4/20/23		131,916	32,047,239
Series 0219 3.885%, 8/15/29		112,220	28,033,290
Series 0313 3.48%, 3/15/23		59,440	14,304,029
Series 0316 3.90%, 11/30/26		73,262	17,997,623

			147,817,273

Mexico – 1.0%
Mexican Bonos Series M 20 7.50%, 6/03/27	MXN	1,353,382	71,014,226

Russia – 1.1%
Russian Federal Bond – OFZ Series 6212 7.05%, 1/19/28	RUB	640,375	10,009,716

abfunds.com	AB GLOBAL BOND FUND | 17

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 6215 7.00%, 8/16/23	RUB	1,797,090	$28,085,091
Series 6222 7.10%, 10/16/24		590,115	9,240,479
Series 6227 7.40%, 7/17/24		1,861,821	29,519,860

			76,855,146

Singapore – 0.4%
Singapore Government Bond 3.00%, 9/01/24	SGD	36,000	27,619,578

Spain – 3.6%
Spain Government Bond 1.95%, 4/30/26(a)	EUR	25,353	31,423,216
2.35%, 7/30/33(a)		70,367	96,552,623
2.90%, 10/31/46(a)		22,840	36,089,794
4.20%, 1/31/37(a)		21,865	38,040,726
4.40%, 10/31/23(a)		44,885	58,469,416

			260,575,775

United Kingdom – 4.0%
United Kingdom Gilt 1.00%, 4/22/24(a)	GBP	73,870	93,772,370
1.50%, 7/22/47(a)		1,319	1,825,997
1.75%, 9/07/37(a)		127,551	179,656,039
4.25%, 12/07/40(a)		8,574	17,308,257

			292,562,663

United States – 2.0%
U.S. Treasury Bonds 2.25%, 8/15/46(b)(c)(d)	U.S.$	82,440	84,539,648
2.875%, 5/15/43(b)		16,930	19,411,303
3.00%, 2/15/47(b)		31,220	37,005,457
U.S. Treasury Notes 1.625%, 2/15/26(b)		6,274	6,276,841

			147,233,249

Total Governments – Treasuries (cost $2,455,429,633)			2,596,177,994

CORPORATES – INVESTMENT GRADE – 23.7%
Industrial – 12.0%
Basic – 0.8%
Alpek SAB de CV 4.50%, 11/20/22(a)		220	228,731
Anglo American Capital PLC 3.625%, 9/11/24(a)		200	205,914

18 | AB GLOBAL BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

3.75%, 4/10/22(a)	U.S.$	280	$287,476
4.875%, 5/14/25(a)		200	217,141
Celulosa Arauco y Constitucion SA 4.25%, 4/30/29(a)		230	239,339
4.50%, 8/01/24		270	284,681
Dow Chemical Co. (The) 3.625%, 5/15/26(a)		231	241,188
4.55%, 11/30/25(a)		214	234,544
4.80%, 5/15/49(a)		139	153,432
DuPont de Nemours, Inc. 4.493%, 11/15/25		375	414,523
5.419%, 11/15/48		216	273,491
Equate Petrochemical BV 3.00%, 3/03/22(a)		15,619	15,682,452
4.25%, 11/03/26(a)		200	215,188
Glencore Finance Canada Ltd. 4.95%, 11/15/21(a)		105	109,834
Glencore Finance Europe Ltd. 1.75%, 3/17/25(a)	EUR	2,383	2,721,579
1.875%, 9/13/23(a)		10,148	11,653,274
Glencore Funding LLC 4.00%, 3/27/27(a)	U.S.$	2,431	2,497,575
4.125%, 5/30/23-3/12/24(a)		444	465,557
4.625%, 4/29/24(a)		4,507	4,822,184
Gold Fields Orogen Holdings BVI Ltd. 5.125%, 5/15/24(a)		3,401	3,594,432
GTL Trade Finance, Inc./Gerdau Holdings, Inc. 5.893%, 4/29/24(a)		782	855,068
Inversiones CMPC SA 4.375%, 4/04/27(a)		265	280,296
Nexa Resources SA 5.375%, 5/04/27(a)		200	212,291
Nutrien Ltd. 3.375%, 3/15/25		394	407,731
Orbia Advance Corp SAB de CV 4.00%, 10/04/27(a)		280	283,762
SABIC Capital II BV 4.00%, 10/10/23(a)		9,776	10,289,269

			56,870,952

Capital Goods – 0.3%
3M Co. 3.125%, 9/19/46		145	140,731
3.25%, 8/26/49		10,898	10,915,437
CNH Industrial Capital LLC 4.375%, 4/05/22		102	106,602

abfunds.com	AB GLOBAL BOND FUND | 19

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

General Electric Co. 0.875%, 5/17/25	EUR	4,853	$5,328,130
Series G 6.875%, 1/10/39	U.S.$	175	232,255
Johnson Controls International PLC 4.50%, 2/15/47		120	131,449
4.625%, 7/02/44		194	211,427
United Technologies Corp. 1.15%, 5/18/24	EUR	929	1,055,207
Wabtec Corp. 4.40%, 3/15/24	U.S.$	4,990	5,313,108

			23,434,346

Communications - Media – 1.0%
CBS Corp. 3.375%, 2/15/28		85	86,716
3.50%, 1/15/25		55	57,202
4.00%, 1/15/26		1,847	1,968,028
4.20%, 6/01/29		10,147	11,023,417
4.60%, 1/15/45		121	130,966
5.50%, 5/15/33		85	101,795
Charter Communications Operating LLC/Charter Communications Operating Capital 4.908%, 7/23/25		36,264	39,803,511
5.05%, 3/30/29		240	268,210
5.75%, 4/01/48		245	279,282
Comcast Corp. 3.40%, 7/15/46		180	183,077
3.90%, 3/01/38		280	308,459
3.999%, 11/01/49		6,455	7,177,760
4.25%, 1/15/33		350	402,692
4.60%, 10/15/38		411	491,693
4.70%, 10/15/48		220	269,313
4.75%, 3/01/44		100	121,056
Cox Communications, Inc. 4.50%, 6/30/43(a)		160	169,322
Discovery Communications LLC 3.95%, 3/20/28		144	150,062
5.20%, 9/20/47		175	191,291
Fox Corp. 5.476%, 1/25/39(a)		109	133,834
Interpublic Group of Cos., Inc. (The) 5.40%, 10/01/48		70	83,654
Myriad International Holdings BV 6.00%, 7/18/20(a)		5,287	5,413,174
Omnicom Group, Inc./Omnicom Capital, Inc. 3.60%, 4/15/26		201	211,869

20 | AB GLOBAL BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Thomson Reuters Corp. 4.30%, 11/23/23	U.S.$	275	$293,370
Time Warner Cable LLC 4.50%, 9/15/42		100	98,047
6.55%, 5/01/37		105	125,574
TWDC Enterprises 18 Corp. Series G 4.125%, 6/01/44		110	132,327
Walt Disney Co. (The) 2.75%, 9/01/49		185	177,537
5.40%, 10/01/43(a)		230	319,704
Weibo Corp. 3.50%, 7/05/24		359	364,987

			70,537,929

Communications - Telecommunications – 1.4%
AT&T, Inc. 2.95%, 7/15/26		120	121,355
3.40%, 5/15/25		5,641	5,886,457
3.55%, 6/01/24		6,274	6,572,542
3.60%, 7/15/25		150	157,735
4.125%, 2/17/26		5,849	6,313,744
4.25%, 3/01/27		22,945	25,006,700
4.55%, 3/09/49		10,100	10,915,332
4.75%, 5/15/46		112	124,457
4.80%, 6/15/44		70	77,574
4.85%, 3/01/39-7/15/45		379	427,487
5.15%, 2/15/50		290	339,748
5.45%, 3/01/47		288	347,610
British Telecommunications PLC 9.625%, 12/15/30		150	228,784
Qwest Corp. 6.75%, 12/01/21		150	162,394
Rogers Communications, Inc. 4.00%, 6/06/22	CAD	5,000	3,942,223
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC 4.738%, 3/20/25(a)	U.S.$	17,360	18,440,521
Verizon Communications, Inc. 2.625%, 8/15/26		599	607,209
3.376%, 2/15/25		23	24,266
4.016%, 12/03/29		428	477,062
4.125%, 3/16/27		110	121,408
4.272%, 1/15/36		139	156,482
4.329%, 9/21/28		277	313,874
4.522%, 9/15/48		9,240	10,872,800

abfunds.com	AB GLOBAL BOND FUND | 21

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

4.862%, 8/21/46	U.S.$	250	$305,036
5.012%, 4/15/49		212	265,789
Vodafone Group PLC 4.125%, 5/30/25		463	500,300
4.25%, 9/17/50		6,111	6,203,508
4.875%, 6/19/49		81	90,064

			99,002,461

Consumer Cyclical - Automotive – 0.6%
Daimler Finance North America LLC 3.65%, 2/22/24(a)		223	232,620
Ford Motor Credit Co. LLC 3.20%, 1/15/21		275	275,439
3.219%, 1/09/22		375	374,569
General Motors Co. 5.95%, 4/01/49		80	85,638
General Motors Financial Co., Inc. 2.20%, 4/01/24(a)	EUR	902	1,038,791
3.50%, 11/07/24	U.S.$	570	576,279
4.35%, 4/09/25		475	495,076
5.10%, 1/17/24		9,765	10,499,631
Volkswagen Bank GmbH 1.25%, 6/10/24(a)	EUR	15,200	17,049,247
Volkswagen Leasing GmbH 2.625%, 1/15/24(a)		8,245	9,773,490
ZF North America Capital, Inc. 4.75%, 4/29/25(a)	U.S.$	234	243,749

			40,644,529

Consumer Cyclical - Other – 0.2%
James Hardie International Finance DAC 3.625%, 10/01/26(a)	EUR	4,800	5,540,094
Las Vegas Sands Corp. 3.20%, 8/08/24	U.S.$	301	306,826
3.50%, 8/18/26		6,755	6,855,217
Marriott International, Inc. Series X 4.00%, 4/15/28		228	245,305
Marriott International, Inc./MD Series AA 4.65%, 12/01/28		218	245,987
Owens Corning 7.00%, 12/01/36		50	61,752

			13,255,181

Consumer Cyclical - Restaurants – 0.1%
Starbucks Corp. 4.50%, 11/15/48		6,573	7,648,362

22 | AB GLOBAL BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Retailers – 0.1%
Lowe’s Cos., Inc. 3.70%, 4/15/46	U.S.$	115	$115,764
4.55%, 4/05/49		6,351	7,324,780
Walgreens Boots Alliance, Inc. 3.80%, 11/18/24		430	453,359

			7,893,903

Consumer Non-Cyclical – 3.2%
AbbVie, Inc. 3.20%, 5/14/26		235	239,084
3.60%, 5/14/25		538	559,192
4.45%, 5/14/46		115	118,968
4.70%, 5/14/45		100	106,899
4.875%, 11/14/48		183	201,871
Allergan Funding SCS 2.625%, 11/15/28	EUR	2,286	2,859,071
Altria Group, Inc. 1.70%, 6/15/25		20,030	22,760,746
3.875%, 9/16/46	U.S.$	189	173,416
4.40%, 2/14/26		549	586,893
4.80%, 2/14/29		281	307,100
AmerisourceBergen Corp. 4.30%, 12/15/47		146	148,693
Amgen, Inc. 4.40%, 5/01/45		225	253,108
4.663%, 6/15/51		9,508	11,074,186
Anheuser-Busch Cos LLC/Anheuser-Busch InBev Worldwide, Inc. 4.90%, 2/01/46		620	739,731
Anheuser-Busch InBev Worldwide, Inc. 4.375%, 4/15/38		220	247,388
4.60%, 4/15/48		158	181,790
5.45%, 1/23/39		109	138,096
5.55%, 1/23/49		8,611	11,260,174
BAT Capital Corp. 3.215%, 9/06/26		20,520	20,310,019
3.222%, 8/15/24		285	288,102
4.54%, 8/15/47		70	67,157
Baxter International, Inc. 0.40%, 5/15/24	EUR	14,098	15,536,172
1.30%, 5/30/25		6,918	7,973,538
Bayer US Finance II LLC 2.85%, 4/15/25(a)	U.S.$	275	264,830
Biogen, Inc. 5.20%, 9/15/45		76	89,927
Bristol-Myers Squibb Co. 4.125%, 6/15/39(a)		175	198,592

abfunds.com	AB GLOBAL BOND FUND | 23

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

4.25%, 10/26/49(a)	U.S.$	115	$133,498
Bunge Ltd. Finance Corp. 3.25%, 8/15/26		248	248,421
Cardinal Health, Inc. 3.079%, 6/15/24		275	278,345
Celgene Corp. 3.625%, 5/15/24		220	231,755
3.875%, 8/15/25		275	296,758
4.55%, 2/20/48		273	328,494
Cigna Corp. 4.125%, 11/15/25		206	221,526
4.375%, 10/15/28		165	180,790
4.90%, 12/15/48		133	152,652
CVS Health Corp. 3.25%, 8/15/29		5,976	6,004,404
3.875%, 7/20/25		440	465,565
4.10%, 3/25/25		13,945	14,895,170
4.30%, 3/25/28		227	245,329
4.78%, 3/25/38		490	539,803
5.125%, 7/20/45		72	81,686
DH Europe Finance II SARL 0.45%, 3/18/28	EUR	8,347	9,124,296
Express Scripts Holding Co. 3.40%, 3/01/27	U.S.$	130	134,340
4.80%, 7/15/46		193	217,075
Fresenius Medical Care US Finance, Inc. 5.75%, 2/15/21(a)		200	208,031
Gilead Sciences, Inc. 4.15%, 3/01/47		110	122,318
4.50%, 2/01/45		220	254,209
4.60%, 9/01/35		210	248,786
4.80%, 4/01/44		128	153,227
Imperial Brands Finance PLC 3.50%, 7/26/26(a)		240	239,954
Keurig Dr Pepper, Inc. 2.55%, 9/15/26		251	247,832
4.417%, 5/25/25		270	293,886
Kraft Heinz Foods Co. 3.00%, 6/01/26		240	237,292
3.75%, 4/01/30(a)		12,594	12,706,124
3.95%, 7/15/25		3,062	3,200,852
4.00%, 6/15/23		435	453,644
4.375%, 6/01/46		155	147,031
Laboratory Corp. of America Holdings 3.60%, 2/01/25		100	104,856

24 | AB GLOBAL BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Leggett & Platt, Inc. 4.40%, 3/15/29	U.S.$	279	$300,262
Medtronic Global Holdings SCA 0.25%, 7/02/25	EUR	4,418	4,857,394
1.125%, 3/07/27		6,517	7,551,921
Series 0000 0.375%, 3/07/23		7,685	8,484,110
Medtronic, Inc. 4.375%, 3/15/35	U.S.$	108	130,007
Merck & Co., Inc. 4.00%, 3/07/49		170	202,476
Mylan NV 3.95%, 6/15/26		21,044	21,734,601
Mylan, Inc. 3.125%, 1/15/23(a)		100	101,009
4.20%, 11/29/23		105	110,017
Pfizer, Inc. 4.10%, 9/15/38		165	190,859
7.20%, 3/15/39		80	125,364
Philip Morris International, Inc. 4.25%, 11/10/44		320	349,397
Reynolds American, Inc. 4.45%, 6/12/25		8,780	9,357,724
Smithfield Foods, Inc. 3.35%, 2/01/22(a)		113	113,289
Takeda Pharmaceutical Co., Ltd. 4.40%, 11/26/23(a)		16,397	17,669,522
Tyson Foods, Inc. 4.00%, 3/01/26		4,858	5,259,417
4.35%, 3/01/29		5,296	5,986,927
5.10%, 9/28/48		263	319,300

			231,926,288

Energy – 2.2%
Apache Corp. 7.75%, 12/15/29		20	25,083
Baker Hughes a GE Co. LLC/Baker Hughes Co-Obligor, Inc. 4.08%, 12/15/47		11,335	11,405,878
Boardwalk Pipelines LP 4.80%, 5/03/29		177	188,341
4.95%, 12/15/24		100	107,427
5.95%, 6/01/26		200	224,066
Buckeye Partners LP 4.125%, 12/01/27		240	209,685

abfunds.com	AB GLOBAL BOND FUND | 25

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Canadian Natural Resources Ltd. 3.80%, 4/15/24	U.S.$	110	$115,599
Cenovus Energy, Inc. 3.00%, 8/15/22		115	115,862
ConocoPhillips 6.50%, 2/01/39		125	181,272
Continental Resources, Inc./OK 3.80%, 6/01/24		110	112,175
4.50%, 4/15/23		388	402,949
Crescent Point Energy Corp. 5.13%, 4/14/21(e)(f)		15,250	15,685,287
Ecopetrol SA 5.875%, 9/18/23		131	145,869
Enable Midstream Partners LP 4.40%, 3/15/27		79	79,182
Enbridge Energy Partners LP 5.875%, 10/15/25		160	186,168
Energy Transfer Operating LP 4.25%, 3/15/23		10,290	10,756,857
4.50%, 4/15/24		1,744	1,859,983
4.90%, 2/01/24		2,700	2,902,254
5.50%, 6/01/27		271	306,512
6.05%, 6/01/41		85	97,609
6.25%, 4/15/49		163	198,064
Energy Transfer Partners LP/Regency Energy Finance Corp. 4.50%, 11/01/23		155	164,131
Eni SpA 4.25%, 5/09/29(a)		9,257	10,132,962
Series X-R 4.00%, 9/12/23(a)		200	211,738
Enterprise Products Operating LLC 4.20%, 1/31/50		180	193,289
4.80%, 2/01/49		223	258,893
5.10%, 2/15/45		125	147,526
EQT Corp. 3.00%, 10/01/22		130	125,077
Exxon Mobil Corp. 4.114%, 3/01/46		135	159,639
Hess Corp. 4.30%, 4/01/27		5,605	5,849,042
7.125%, 3/15/33		60	74,535
Husky Energy, Inc. 4.00%, 4/15/24		115	120,399
4.40%, 4/15/29		171	179,626

26 | AB GLOBAL BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Kinder Morgan Energy Partners LP 4.30%, 5/01/24	U.S.$	380	$406,108
7.30%, 8/15/33		90	120,910
Marathon Oil Corp. 6.80%, 3/15/32		277	345,766
Marathon Petroleum Corp. 4.75%, 12/15/23		260	282,451
5.125%, 12/15/26		200	224,640
5.85%, 12/15/45		67	75,526
6.50%, 3/01/41		139	173,154
MPLX LP 4.875%, 12/01/24		100	109,733
Newfield Exploration Co. 5.375%, 1/01/26		65	70,689
5.625%, 7/01/24		365	402,743
Noble Energy, Inc. 3.25%, 10/15/29		250	247,577
3.90%, 11/15/24		15,277	16,004,644
Occidental Petroleum Corp. 2.90%, 8/15/24		9,110	9,172,431
3.20%, 8/15/26		1,409	1,419,870
4.30%, 8/15/39		185	190,165
4.50%, 7/15/44		123	126,020
6.20%, 3/15/40		115	139,639
6.95%, 7/01/24		90	105,521
Oleoducto Central SA 4.00%, 5/07/21(a)		3,210	3,273,197
ONEOK Partners LP 4.90%, 3/15/25		145	159,298
ONEOK, Inc. 5.20%, 7/15/48		245	271,872
Peru LNG Srl 5.375%, 3/22/30(a)		275	285,055
Plains All American Pipeline LP/PAA Finance Corp. 3.60%, 11/01/24		11,321	11,604,659
3.85%, 10/15/23		5,943	6,145,359
4.65%, 10/15/25		150	160,375
Sabine Pass Liquefaction LLC 5.75%, 5/15/24		14,000	15,596,896
Shell International Finance BV 4.375%, 5/11/45		210	253,323
Southern Star Central Corp. 5.125%, 7/15/22(a)		5,000	5,043,360

abfunds.com	AB GLOBAL BOND FUND | 27

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Spectra Energy Partners LP 3.50%, 3/15/25	U.S.$	85	$88,322
Suncor Energy, Inc. 6.50%, 6/15/38		76	104,897
Sunoco Logistics Partners Operations LP 3.90%, 7/15/26		246	255,819
4.25%, 4/01/24		9,200	9,693,341
5.40%, 10/01/47		100	109,210
Tengizchevroil Finance Co. International Ltd. 4.00%, 8/15/26(a)		6,019	6,280,827
TransCanada PipeLines Ltd. 6.20%, 10/15/37		95	122,813
Valero Energy Corp. 3.40%, 9/15/26		90	92,439
6.625%, 6/15/37		100	129,206
Western Midstream Operating LP 4.50%, 3/01/28		110	106,391
4.75%, 8/15/28		66	64,893
5.30%, 3/01/48		108	93,550
Williams Cos., Inc. (The) 3.90%, 1/15/25		4,098	4,298,486
4.50%, 11/15/23		4,465	4,777,889

			161,552,043

Other Industrial – 0.0%
Alfa SAB de CV 5.25%, 3/25/24(a)		200	215,600

Services – 0.1%
Amazon.com, Inc. 3.875%, 8/22/37		120	137,879
Global Payments, Inc. 3.20%, 8/15/29		306	310,300
IHS Markit Ltd. 3.625%, 5/01/24		4,749	4,931,855
4.00%, 3/01/26(a)		98	103,698
4.125%, 8/01/23		255	268,330
4.75%, 2/15/25(a)		109	118,314
Moody’s Corp. 5.25%, 7/15/44		101	128,765
Total System Services, Inc. 4.00%, 6/01/23		181	189,869

			6,189,010

Technology – 1.7%
Analog Devices, Inc. 5.30%, 12/15/45		124	154,872

28 | AB GLOBAL BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Apple, Inc. 3.45%, 2/09/45	U.S.$	450	$477,500
4.375%, 5/13/45		145	175,442
4.65%, 2/23/46		125	157,139
Autodesk, Inc. 4.375%, 6/15/25		385	416,369
Baidu, Inc. 2.875%, 7/06/22		275	276,654
3.875%, 9/29/23		200	208,462
Broadcom Corp./Broadcom Cayman Finance Ltd. 3.625%, 1/15/24		2,525	2,580,727
3.875%, 1/15/27		6,978	7,010,085
Broadcom, Inc. 3.625%, 10/15/24(a)		10,120	10,300,106
4.25%, 4/15/26(a)		7,704	7,958,178
Cisco Systems, Inc. 5.50%, 1/15/40		90	123,824
5.90%, 2/15/39		75	106,888
Dell International LLC/EMC Corp. 4.90%, 10/01/26(a)		279	298,986
6.02%, 6/15/26(a)		1,996	2,245,891
Fidelity National Information Services, Inc. 1.50%, 5/21/27	EUR	15,180	17,725,561
Fiserv, Inc. 1.125%, 7/01/27		4,662	5,288,462
4.40%, 7/01/49	U.S.$	117	131,208
International Business Machines Corp. 0.375%, 1/31/23	EUR	12,988	14,354,699
0.875%, 1/31/25		8,805	10,000,909
4.00%, 6/20/42	U.S.$	229	252,376
4.15%, 5/15/39		116	132,484
4.25%, 5/15/49		173	199,550
Juniper Networks, Inc. 4.50%, 3/15/24		150	160,995
Lam Research Corp. 3.75%, 3/15/26		130	138,879
4.875%, 3/15/49		277	338,746
Micron Technology, Inc. 4.64%, 2/06/24		130	138,172
4.975%, 2/06/26		193	207,853
Microsoft Corp. 3.45%, 8/08/36		540	595,154
3.70%, 8/08/46		275	314,854
Series 30Y 4.25%, 2/06/47		130	162,344

abfunds.com	AB GLOBAL BOND FUND | 29

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

NXP BV/NXP Funding LLC/NXP USA, Inc. 3.875%, 6/18/26(a)	U.S.$	7,413	$7,779,985
Oracle Corp. 3.90%, 5/15/35		190	211,306
4.00%, 7/15/46-11/15/47		10,429	11,673,675
5.375%, 7/15/40		150	194,950
QUALCOMM, Inc. 4.30%, 5/20/47		115	128,228
4.80%, 5/20/45		107	127,596
Seagate HDD Cayman 4.75%, 6/01/23-1/01/25		2,435	2,519,286
4.875%, 3/01/24		3,953	4,139,309
Tencent Holdings Ltd. 3.975%, 4/11/29(a)		285	304,734
Western Digital Corp. 4.75%, 2/15/26		10,309	10,614,507

			120,326,945

Transportation - Airlines – 0.0%
Southwest Airlines Co. Pass-Through Trust Series 07-1 6.15%, 8/01/22		3,360	3,547,052

Transportation - Railroads – 0.0%
CSX Corp. 3.35%, 9/15/49		185	181,020
Pacific National Finance Pty Ltd. 4.625%, 9/23/20(a)		1,501	1,529,716
Union Pacific Corp. 3.55%, 8/15/39		206	216,164

			1,926,900

Transportation - Services – 0.3%
Adani Ports & Special Economic Zone Ltd. 3.95%, 1/19/22(a)		12,115	12,387,588
4.00%, 7/30/27(a)		12,212	12,479,137
Aviation Capital Group LLC 3.875%, 5/01/23(a)		270	279,199
FedEx Corp. 4.95%, 10/17/48		110	122,171
Penske Truck Leasing Co. Lp/PTL Finance Corp. 3.90%, 2/01/24(a)		270	284,378

			25,552,473

			870,523,974

Financial Institutions – 11.2%
Banking – 8.4%
ABN AMRO Bank NV 4.75%, 7/28/25(a)		220	236,736

30 | AB GLOBAL BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

AIB Group PLC 4.263%, 4/10/25(a)	U.S.$	12,984	$13,485,299
4.75%, 10/12/23(a)		17,876	18,890,749
Ally Financial, Inc. 3.875%, 5/21/24		219	226,684
American Express Co. Series C 4.90%, 3/15/20(g)		114	114,046
Australia & New Zealand Banking Group Ltd. 4.40%, 5/19/26(a)		434	463,236
4.50%, 3/19/24(a)		554	589,623
Banco BBVA Peru SA 5.00%, 8/26/22(a)		4,224	4,491,303
Banco Santander SA 3.306%, 6/27/29		200	206,571
5.179%, 11/19/25		800	882,640
Bank of America Corp. 2.375%, 6/19/24(a)	EUR	13,070	15,772,651
3.824%, 1/20/28	U.S.$	450	482,820
4.00%, 1/22/25		448	475,853
4.078%, 4/23/40		172	191,871
4.20%, 8/26/24		300	321,842
4.45%, 3/03/26		150	163,360
Series B 8.05%, 6/15/27		1,037	1,358,520
Series V 5.526% (LIBOR 3 Month + 3.39%), 10/28/19(g)(h)		896	897,120
Series X 6.25%, 9/05/24(g)		220	239,808
Series Z 6.50%, 10/23/24(g)		7,074	7,868,637
Bank of Ireland Group PLC 4.50%, 11/25/23(a)		24,080	25,194,061
Bank of New York Mellon Corp. (The) Series E 4.95%, 6/20/20(g)		112	113,300
Bank One Michigan 8.25%, 11/01/24		210	265,081
Barclays Bank PLC 6.86%, 6/15/32(a)(g)		37	42,918
Barclays PLC 2.375%, 10/06/23(a)	GBP	1,725	2,138,805
3.684%, 1/10/23	U.S.$	12,370	12,572,633
4.338%, 5/16/24		2,065	2,157,120
4.61%, 2/15/23		277	287,349
5.088%, 6/20/30		15,065	15,697,986

abfunds.com	AB GLOBAL BOND FUND | 31

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

BBVA Bancomer SA 5.875%, 9/13/34(a)	U.S.$	310	$308,063
BBVA Global Finance Ltd. 7.00%, 12/01/25		110	126,951
BNP Paribas SA 4.375%, 9/28/25-5/12/26(a)		41,269	43,840,188
BPCE SA 4.00%, 9/12/23(a)		250	263,709
5.15%, 7/21/24(a)		260	283,253
5.70%, 10/22/23(a)		8,936	9,855,425
CaixaBank SA 1.125%, 5/17/24(a)	EUR	5,800	6,583,795
2.375%, 2/01/24(a)		5,200	6,110,090
Capital One Bank USA, NA 3.375%, 2/15/23	U.S.$	615	633,571
Capital One Financial Corp. 0.80%, 6/12/24	EUR	6,040	6,709,934
1.65%, 6/12/29		7,826	8,908,584
3.75%, 7/28/26	U.S.$	236	245,144
Citigroup, Inc. 3.20%, 10/21/26		115	118,930
3.40%, 5/01/26		227	237,379
3.52%, 10/27/28		175	183,383
3.875%, 3/26/25		373	392,770
4.40%, 6/10/25		598	644,437
4.45%, 9/29/27		275	299,926
Commonwealth Bank of Australia 4.50%, 12/09/25(a)		754	810,760
Cooperatieve Rabobank UA 3.75%, 7/21/26		267	277,179
3.95%, 11/09/22		3,962	4,124,660
4.375%, 8/04/25		9,145	9,857,889
4.625%, 12/29/25(a)(g)	EUR	11,600	13,731,045
Credit Agricole SA 6.50%, 6/23/21(a)(g)		5,550	6,537,334
8.125%, 12/23/25(a)(g)	U.S.$	205	240,875
8.375%, 10/13/19(a)(g)		175	175,404
Credit Agricole SA/London 2.375%, 7/01/21(a)		4,033	4,044,986
3.25%, 10/04/24(a)		1,713	1,762,156
3.375%, 1/10/22(a)		1,401	1,431,615
4.125%, 1/10/27(a)		4,715	5,109,636
Credit Suisse Group AG 2.125%, 9/12/25(a)	GBP	9,917	12,365,259
4.207%, 6/12/24(a)	U.S.$	4,200	4,421,920
Credit Suisse Group Funding Guernsey Ltd. 3.80%, 6/09/23		1,559	1,627,713
4.55%, 4/17/26		15,415	16,917,700

32 | AB GLOBAL BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Danske Bank A/S 3.244%, 12/20/25(a)	U.S.$	8,550	$8,616,741
3.875%, 9/12/23(a)		325	336,564
5.375%, 1/12/24(a)		8,672	9,519,289
Deutsche Bank AG/New York NY 3.375%, 5/12/21		165	164,755
Discover Bank 4.682%, 8/09/28		328	342,836
DNB Bank ASA 6.50%, 3/26/22(a)(g)		200	209,539
Fifth Third Bancorp 3.50%, 3/15/22		15	15,462
Goldman Sachs Group, Inc. (The) 2.905%, 7/24/23		2,275	2,307,448
3.75%, 5/22/25-2/25/26		313	331,142
3.85%, 7/08/24		1,055	1,117,703
4.25%, 10/21/25		385	412,517
4.411%, 4/23/39		385	433,247
HSBC Holdings PLC 4.25%, 3/14/24		8,584	9,022,153
4.292%, 9/12/26		6,801	7,287,666
6.00%, 9/29/23(a)(g)	EUR	2,915	3,614,019
Series E 4.75%, 7/04/29(a)(g)		8,048	9,299,040
ING Groep NV 4.05%, 4/09/29	U.S.$	285	313,283
6.50%, 4/16/25(g)		226	237,300
6.875%, 4/16/22(a)(g)		422	443,655
Intesa Sanpaolo SpA 3.125%, 7/14/22(a)		16,385	16,429,600
3.375%, 1/12/23(a)		13,790	13,897,162
5.017%, 6/26/24(a)		6,713	6,896,493
JPMorgan Chase & Co. 3.22%, 3/01/25		270	279,476
3.509%, 1/23/29		115	121,103
3.882%, 7/24/38		115	126,115
3.96%, 1/29/27		383	413,911
3.964%, 11/15/48		117	130,672
4.452%, 12/05/29		535	604,944
Series FF 5.00%, 8/01/24(g)		12,050	12,377,555
Series V 5.419% (LIBOR 3 Month + 3.32%), 1/01/20(g)(h)		608	611,353
Series Z 5.30%, 5/01/20(g)		37	37,416
Lloyds Banking Group PLC 4.05%, 8/16/23		2,917	3,061,753
4.375%, 3/22/28		3,169	3,430,091

abfunds.com	AB GLOBAL BOND FUND | 33

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

4.45%, 5/08/25	U.S.$	5,546	$5,977,102
4.50%, 11/04/24		12,869	13,496,299
4.582%, 12/10/25		6,060	6,369,272
6.657%, 5/21/37(a)(g)		129	138,240
M&T Bank Corp. Series G 5.00%, 8/01/24(g)		176	182,481
Mastercard, Inc. 3.65%, 6/01/49		269	304,894
Mizuho Financial Group Cayman 3 Ltd. 4.60%, 3/27/24(a)		222	236,740
Morgan Stanley 3.125%, 7/27/26		115	118,528
5.00%, 11/24/25		160	179,505
Series G 1.375%, 10/27/26	EUR	17,531	20,380,882
1.75%, 3/11/24		13,530	15,743,022
4.35%, 9/08/26	U.S.$	700	758,107
4.431%, 1/23/30		275	308,912
Nationwide Building Society 4.00%, 9/14/26(a)		7,555	7,714,426
4.363%, 8/01/24(a)		282	295,916
Nordea Bank Abp 3.75%, 8/30/23(a)		7,401	7,742,231
4.875%, 5/13/21(a)		12,295	12,717,001
Royal Bank of Scotland Group PLC 5.125%, 5/28/24		215	229,228
Santander Holdings USA, Inc. 3.40%, 1/18/23		88	89,944
3.50%, 6/07/24		155	158,989
4.40%, 7/13/27		16,388	17,565,609
Santander UK Group Holdings PLC 4.75%, 9/15/25(a)		5,781	6,038,966
4.796%, 11/15/24		8,882	9,499,450
Santander UK PLC 5.00%, 11/07/23(a)		265	281,640
Skandinaviska Enskilda Banken AB 5.625%, 5/13/22(a)(g)		3,200	3,250,701
Societe Generale SA 4.25%, 4/14/25-8/19/26(a)		509	531,726
4.75%, 11/24/25(a)		345	369,708
Standard Chartered PLC 2.744%, 9/10/22(a)		8,945	8,956,745
3.785%, 5/21/25(a)		15,730	16,281,242
3.95%, 1/11/23(a)		1,179	1,208,888
5.20%, 1/26/24(a)		3,435	3,691,107
SunTrust Banks, Inc. 5.625%, 12/15/19(g)		2,167	2,175,022

34 | AB GLOBAL BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Svenska Handelsbanken AB 5.25%, 3/01/21(a)(g)	U.S.$	225	$226,678
UBS AG/Stamford CT 7.625%, 8/17/22		3,671	4,134,280
UBS Group Funding Switzerland AG 4.125%, 9/24/25(a)		210	226,510
6.875%, 3/22/21(a)(g)		12,055	12,511,149
7.125%, 2/19/20-8/10/21(a)(g)		853	886,797
UniCredit SpA 3.75%, 4/12/22(a)		11,665	11,893,762
US Bancorp Series J 5.30%, 4/15/27(g)		6,399	6,836,301
Wachovia Corp. 5.50%, 8/01/35		305	380,842
Wells Fargo & Co. 2.625%, 8/16/22(a)	EUR	383	448,985
3.00%, 10/23/26	U.S.$	849	870,537
4.15%, 1/24/29		272	301,710
Series G 4.30%, 7/22/27		165	180,829
Series K 5.889% (LIBOR 3 Month + 3.77%), 12/15/19(g)(h)		116	117,328
Westpac Banking Corp. 4.421%, 7/24/39		240	263,776
Zions Bancorp NA 4.50%, 6/13/23		26	27,400

			609,751,695

Finance – 0.2%
Air Lease Corp. 3.25%, 3/01/25		285	289,886
GE Capital International Funding Co. Unlimited Co. 3.373%, 11/15/25		846	863,077
4.418%, 11/15/35		420	439,696
Harborwalk Funding Trust 5.077%, 2/15/69(a)		112	135,101
Synchrony Financial 3.95%, 12/01/27		1,839	1,882,958
4.25%, 8/15/24		74	78,055
4.375%, 3/19/24		45	47,756
4.50%, 7/23/25		12,780	13,632,145

			17,368,674

Insurance – 2.1%
ACE Capital Trust II 9.70%, 4/01/30		150	222,027

abfunds.com	AB GLOBAL BOND FUND | 35

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Aegon NV 5.50%, 4/11/48	U.S.$	275	$293,393
Allstate Corp. (The) 6.50%, 5/15/57		160	194,078
American International Group, Inc. 6.82%, 11/15/37		198	260,562
Anthem, Inc. 3.30%, 1/15/23		15	15,484
Aon Corp. 8.205%, 1/01/27		155	197,818
ASR Nederland NV 5.125%, 9/29/45(a)	EUR	15,640	20,273,303
Assicurazioni Generali SpA Series E 5.50%, 10/27/47(a)		7,099	9,308,124
Aviva PLC 3.375%, 12/04/45(a)		5,953	7,026,042
Series E 6.125%, 7/05/43(a)		7,208	9,193,009
Caisse Nationale de Reassurance Mutuelle Agricole Groupama 6.00%, 1/23/27		6,700	9,308,970
Chubb INA Holdings, Inc. 0.875%, 6/15/27		4,718	5,309,810
Cloverie PLC for Swiss Re Corporate Solutions Ltd. 4.50%, 9/11/44(a)	U.S.$	200	207,586
CNP Assurances 4.25%, 6/05/45(a)	EUR	15,800	19,786,619
4.50%, 6/10/47(a)		2,100	2,720,869
Credit Agricole Assurances SA 4.75%, 9/27/48(a)		15,700	20,522,576
Guardian Life Insurance Co. of America (The) 4.85%, 1/24/77(a)	U.S.$	149	189,872
Hartford Financial Services Group, Inc. (The) Series ICON 4.283% (LIBOR 3 Month + 2.13%), 2/12/47(a)(h)		280	238,082
Lincoln National Corp. 7.00%, 6/15/40		90	127,998
Massachusetts Mutual Life Insurance Co. 8.875%, 6/01/39(a)		2	3,392
MetLife Capital Trust IV 7.875%, 12/15/37(a)		207	272,179

36 | AB GLOBAL BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

MetLife, Inc. Series C 5.25%, 6/15/20(g)	U.S.$	260	$262,833
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen 3.25%, 5/26/49(a)	EUR	16,300	21,114,737
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(a)	U.S.$	4,415	7,533,964
New York Life Insurance Co. 4.45%, 5/15/69(a)		160	186,528
Northwestern Mutual Life Insurance Co. (The) 3.625%, 9/30/59(a)		220	223,415
Peachtree Corners Funding Trust 3.976%, 2/15/25(a)		250	262,798
Principal Financial Group, Inc. 4.70%, 5/15/55		290	288,875
Prudential Financial, Inc. 5.20%, 3/15/44		240	250,416
5.625%, 6/15/43		282	303,016
5.875%, 9/15/42		230	247,322
QBE Insurance Group Ltd. 6.75%, 12/02/44(a)		305	336,947
Swiss Re Finance Luxembourg SA 5.00%, 4/02/49(a)		286	316,120
UnitedHealth Group, Inc. 3.50%, 8/15/39		240	250,586
Voya Financial, Inc. 4.70%, 1/23/48		225	210,675
5.65%, 5/15/53		10,120	10,648,557

			148,108,582

REITS – 0.5%
Alexandria Real Estate Equities, Inc. 3.375%, 8/15/31		300	313,604
3.45%, 4/30/25		112	117,099
4.85%, 4/15/49		110	135,812
American Homes 4 Rent LP 4.25%, 2/15/28		280	301,609
American Tower Corp. 3.125%, 1/15/27		296	302,219
3.80%, 8/15/29		353	376,603
Boston Properties LP 2.75%, 10/01/26		120	121,431
Brixmor Operating Partnership LP 3.85%, 2/01/25		224	234,231
EPR Properties 4.75%, 12/15/26		182	195,523
4.95%, 4/15/28		220	239,340

abfunds.com	AB GLOBAL BOND FUND | 37

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Equinix, Inc. 2.875%, 3/15/24-2/01/26	EUR	6,785	$7,694,971
GLP Capital LP/GLP Financing II, Inc. 3.35%, 9/01/24	U.S.$	188	189,498
HCP, Inc. 3.25%, 7/15/26		59	60,658
Hospitality Properties Trust 4.65%, 3/15/24		225	231,512
Host Hotels & Resorts LP 3.875%, 4/01/24		218	227,911
Kilroy Realty LP 3.45%, 12/15/24		50	51,978
Kimco Realty Corp. 2.80%, 10/01/26		122	122,539
3.70%, 10/01/49		125	121,923
LifeStorage LP/CA 3.50%, 7/01/26		295	303,254
Mid-America Apartments LP 3.75%, 6/15/24		100	104,913
National Retail Properties, Inc. 3.90%, 6/15/24		216	228,264
Omega Healthcare Investors, Inc. 4.375%, 8/01/23		215	226,696
4.50%, 1/15/25		97	102,047
5.25%, 1/15/26		291	319,029
Realty Income Corp. 3.25%, 6/15/29		168	175,705
Regency Centers LP 3.60%, 2/01/27		230	241,468
3.75%, 6/15/24		41	42,998
Sabra Health Care LP/Sabra Capital Corp. 4.80%, 6/01/24		312	329,348
Senior Housing Properties Trust 6.75%, 12/15/21		165	176,014
Service Properties Trust 4.35%, 10/01/24		185	187,298
4.75%, 10/01/26		185	186,169
SITE Centers Corp. 3.625%, 2/01/25		170	174,785
4.70%, 6/01/27		280	306,585
Spirit Realty LP 3.20%, 1/15/27		125	124,076
4.00%, 7/15/29		76	79,409
4.45%, 9/15/26		2,017	2,149,164
STORE Capital Corp. 4.625%, 3/15/29		103	112,778
Ventas Realty LP 4.125%, 1/15/26		220	237,987

38 | AB GLOBAL BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

VEREIT Operating Partnership LP 4.60%, 2/06/24	U.S.$	3,710	$3,985,301
Vornado Realty LP 3.50%, 1/15/25		560	576,957
Welltower, Inc. 4.00%, 6/01/25		379	404,997
4.95%, 9/01/48		220	264,731
WP Carey, Inc. 3.85%, 7/15/29		353	373,578
4.60%, 4/01/24		58	62,030
WPC Eurobond BV 2.125%, 4/15/27	EUR	8,082	9,382,722

			31,896,764

			807,125,715

Utility – 0.5%
Electric – 0.4%
Abu Dhabi National Energy Co. PJSC 4.375%, 4/23/25(a)	U.S.$	275	295,281
Adani Transmission Ltd. 4.00%, 8/03/26(a)		7,886	8,060,971
Berkshire Hathaway Energy Co. 3.80%, 7/15/48		120	129,513
4.50%, 2/01/45		150	177,688
Consumers Energy Co. 3.10%, 8/15/50		185	184,975
Duke Energy Corp. 4.875%, 9/16/24(g)		103	105,563
Duke Energy Florida LLC 6.40%, 6/15/38		150	219,138
Duke Energy Indiana LLC Series YYY 3.25%, 10/01/49		160	160,045
Duke Energy Progress LLC 4.20%, 8/15/45		122	140,730
Empresas Publicas de Medellin ESP 4.25%, 7/18/29(a)		200	209,400
Enel Americas SA 4.00%, 10/25/26		91	94,868
Enel Chile SA 4.875%, 6/12/28		75	83,648
Enel Finance International NV 3.625%, 5/25/27(a)		225	233,475
4.25%, 9/14/23(a)		14,191	15,065,606
Enel Generacion Chile SA 4.25%, 4/15/24		100	105,469

abfunds.com	AB GLOBAL BOND FUND | 39

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Entergy Texas, Inc. 3.55%, 9/30/49	U.S.$	220	$227,991
Exelon Corp. 5.625%, 6/15/35		55	68,915
Jersey Central Power & Light Co. 4.30%, 1/15/26(a)		221	241,400
Kallpa Generacion SA 4.125%, 8/16/27(a)		200	207,437
MidAmerican Energy Co. 4.25%, 7/15/49		324	389,511
National Rural Utilities Cooperative Finance Corp. 4.30%, 3/15/49		179	214,466
NRG Energy, Inc. 3.75%, 6/15/24(a)		94	96,721
Oncor Electric Delivery Co. LLC 7.00%, 5/01/32		175	251,643
Public Service Co. of New Hampshire 3.60%, 7/01/49		238	256,381
Sempra Energy 4.00%, 2/01/48		127	134,355
Southern Co. (The) 3.25%, 7/01/26		115	118,529
Southern Power Co. Series F 4.95%, 12/15/46		345	385,316
Wisconsin Electric Power Co. 4.25%, 12/15/19		35	35,139

			27,894,174

Natural Gas – 0.1%
Brooklyn Union Gas Co. (The) 4.487%, 3/04/49(a)		112	135,305
CenterPoint Energy Resources Corp. 4.10%, 9/01/47		107	116,197
NiSource, Inc. 3.95%, 3/30/48		110	116,314
Talent Yield Investments Ltd. 4.50%, 4/25/22(a)		6,500	6,757,969

			7,125,785

Other Utility – 0.0%
Veolia Environnement SA 0.314%, 10/04/23(a)	EUR	3,000	3,317,004

			38,336,963

Total Corporates – Investment Grade (cost $1,664,852,245)			1,715,986,652

40 | AB GLOBAL BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

INFLATION-LINKED SECURITIES – 7.2%
Japan – 4.8%
Japanese Government CPI Linked Bond Series 21 0.10%, 3/10/26	JPY	6,591,520	$63,167,458
Series 22 0.10%, 3/10/27		9,407,528	90,616,263
Series 23 0.10%, 3/10/28		20,468,540	197,495,050

			351,278,771

United States – 2.4%
U.S. Treasury Inflation Index 0.125%, 7/15/24-7/15/26 (TIPS)	U.S.$	157,095	156,951,054
2.375%, 1/15/25 (TIPS)		13,278	14,777,715

			171,728,769

Total Inflation-Linked Securities (cost $513,202,368)			523,007,540

MORTGAGE PASS-THROUGHS – 6.5%
Agency Fixed Rate 30-Year – 6.3%
Federal Home Loan Mortgage Corp. Gold Series 2018 4.00%, 12/01/48		30,310	31,984,372
Series 2019 4.50%, 2/01/49		24,160	25,998,902
Federal National Mortgage Association Series 2005 5.50%, 2/01/35		15	16,359
Series 2007 5.50%, 9/01/36-8/01/37		20	22,072
Series 2008 5.50%, 3/01/37-5/01/38		1,947	2,180,999
Series 2017 3.50%, 6/01/47-1/01/48		9,855	10,186,859
Series 2018 3.50%, 1/01/48-5/01/48		95,114	98,739,216
4.00%, 8/01/48-9/01/48		83,495	88,058,467
4.50%, 9/01/48-12/01/48		65,619	70,389,101
Series 2019 3.50%, 10/01/49, TBA		128,474	131,786,214

			459,362,561

abfunds.com	AB GLOBAL BOND FUND | 41

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Other Agency Fixed Rate Programs – 0.2%
Canadian Mortgage Pools 6.125%, 12/15/24	CAD	12,907	$11,289,228

Total Mortgage Pass-Throughs (cost $458,017,041)			470,651,789

COLLATERALIZED MORTGAGE OBLIGATIONS – 4.7%
Risk Share Floating Rate – 4.6%
Bellemeade Re Ltd. Series 2018-2A, Class M1B 3.368% (LIBOR 1 Month + 1.35%), 8/25/28(a)(h)	U.S.$	5,745	5,757,689
Series 2019-1A, Class M1B 3.768% (LIBOR 1 Month + 1.75%), 3/25/29(a)(h)		12,871	12,897,161
Series 2019-2A, Class M1C 4.018% (LIBOR 1 Month + 2.00%), 4/25/29(a)(h)		8,716	8,699,443
Series 2019-3A, Class M1B 3.618% (LIBOR 1 Month + 1.60%), 7/25/29(a)(h)		8,919	8,926,873
Series 2019-3A, Class M1C 3.968% (LIBOR 1 Month + 1.95%), 7/25/29(a)(h)		10,500	10,509,470
Connecticut Avenue Securities Trust Series 2019-R02, Class 1M2 4.318% (LIBOR 1 Month + 2.30%), 8/25/31(a)(h)		6,616	6,658,543
Series 2019-R03, Class 1M2 4.168% (LIBOR 1 Month + 2.15%), 9/25/31(a)(h)		4,304	4,324,439
Series 2019-R05, Class 1M2 4.018% (LIBOR 1 Month + 2.00%), 7/25/39(a)(h)		6,370	6,386,137
Eagle RE Ltd. Series 2018-1, Class M1 3.718% (LIBOR 1 Month + 1.70%), 11/25/28(a)(h)		12,589	12,619,780
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2013-DN1, Class M2 9.168% (LIBOR 1 Month + 7.15%), 7/25/23(h)		4,704	5,310,678

42 | AB GLOBAL BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2013-DN2, Class M2 6.268% (LIBOR 1 Month + 4.25%), 11/25/23(h)	U.S.$	4,845	$5,214,352
Series 2014-DN1, Class M2 4.218% (LIBOR 1 Month + 2.20%), 2/25/24(h)		3,403	3,443,066
Series 2014-DN1, Class M3 6.518% (LIBOR 1 Month + 4.50%), 2/25/24(h)		4,290	4,664,839
Series 2014-DN3, Class M3 6.018% (LIBOR 1 Month + 4.00%), 8/25/24(h)		9,902	10,463,127
Series 2014-HQ2, Class M3 5.768% (LIBOR 1 Month + 3.75%), 9/25/24(h)		1,595	1,726,973
Series 2014-HQ3, Class M3 6.768% (LIBOR 1 Month + 4.75%), 10/25/24(h)		4,867	5,167,033
Series 2015-DNA2, Class M2 4.618% (LIBOR 1 Month + 2.60%), 12/25/27(h)		1,696	1,704,137
Series 2015-DNA3, Class M3 6.718% (LIBOR 1 Month + 4.70%), 4/25/28(h)		2,209	2,437,134
Series 2015-HQA1, Class M2 4.668% (LIBOR 1 Month + 2.65%), 3/25/28(h)		1,533	1,539,120
Series 2015-HQA1, Class M3 6.718% (LIBOR 1 Month + 4.70%), 3/25/28(h)		2,080	2,220,696
Series 2015-HQA2, Class M2 4.818% (LIBOR 1 Month + 2.80%), 5/25/28(h)		2,674	2,691,348
Series 2015-HQA2, Class M3 6.818% (LIBOR 1 Month + 4.80%), 5/25/28(h)		9,364	10,091,049
Series 2016-DNA1, Class M2 5.045% (LIBOR 1 Month + 2.90%), 7/25/28(h)		1,179	1,186,518
Series 2016-DNA2, Class M3 6.668% (LIBOR 1 Month + 4.65%), 10/25/28(h)		2,907	3,114,856
Series 2016-DNA3, Class M2 4.018% (LIBOR 1 Month + 2.00%), 12/25/28(h)		782	783,691
Series 2016-DNA4, Class M2 3.318% (LIBOR 1 Month + 1.30%), 3/25/29(h)		1,328	1,331,953

abfunds.com	AB GLOBAL BOND FUND | 43

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2016-HQA1, Class M3 8.368% (LIBOR 1 Month + 6.35%), 9/25/28(h)	U.S.$	4,984	$5,540,930
Series 2017-DNA2, Class M2 5.468% (LIBOR 1 Month + 3.45%), 10/25/29(h)		7,204	7,605,832
Series 2017-HQA3, Class M2 4.368% (LIBOR 1 Month + 2.35%), 4/25/30(h)		4,105	4,152,726
Federal National Mortgage Association Connecticut Avenue Securities Series 2013-C01, Class M2 7.268% (LIBOR 1 Month + 5.25%), 10/25/23(h)		1,342	1,484,263
Series 2014-C01, Class M2 6.418% (LIBOR 1 Month + 4.40%), 1/25/24(h)		2,544	2,763,622
Series 2014-C04, Class 1M2 6.918% (LIBOR 1 Month + 4.90%), 11/25/24(h)		8,761	9,562,582
Series 2014-C04, Class 2M2 7.018% (LIBOR 1 Month + 5.00%), 11/25/24(h)		9,771	10,445,986
Series 2015-C01, Class 1M2 6.318% (LIBOR 1 Month + 4.30%), 2/25/25(h)		9,268	9,816,365
Series 2015-C02, Class 1M2 6.018% (LIBOR 1 Month + 4.00%), 5/25/25(h)		4,036	4,261,995
Series 2015-C02, Class 2M2 6.018% (LIBOR 1 Month + 4.00%), 5/25/25(h)		9,045	9,358,792
Series 2015-C03, Class 1M2 7.018% (LIBOR 1 Month + 5.00%), 7/25/25(h)		1,585	1,712,512
Series 2015-C03, Class 2M2 7.018% (LIBOR 1 Month + 5.00%), 7/25/25(h)		11,117	11,768,929
Series 2015-C04, Class 1M2 7.718% (LIBOR 1 Month + 5.70%), 4/25/28(h)		2,264	2,485,845
Series 2015-C04, Class 2M2 7.568% (LIBOR 1 Month + 5.55%), 4/25/28(h)		12,923	13,801,962
Series 2016-C01, Class 1M2 8.768% (LIBOR 1 Month + 6.75%), 8/25/28(h)		6,940	7,617,898

44 | AB GLOBAL BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2016-C01, Class 2M2 8.968% (LIBOR 1 Month + 6.95%), 8/25/28(h)	U.S.$	2,630	$2,845,951
Series 2016-C02, Class 1M2 8.018% (LIBOR 1 Month + 6.00%), 9/25/28(h)		9,399	10,247,077
Series 2016-C03, Class 1M1 4.018% (LIBOR 1 Month + 2.00%), 10/25/28(h)		651	652,961
Series 2016-C04, Class 1M2 6.268% (LIBOR 1 Month + 4.25%), 1/25/29(h)		5,061	5,345,560
Series 2016-C05, Class 2M2 6.468% (LIBOR 1 Month + 4.45%), 1/25/29(h)		13,204	13,901,852
Series 2016-C07, Class 2M2 6.368% (LIBOR 1 Month + 4.35%), 5/25/29(h)		4,325	4,558,622
JP Morgan Madison Avenue Securities Trust Series 2015-CH1, Class M2 7.518% (LIBOR 1 Month + 5.50%), 10/25/25(h)(i)		5,387	6,056,553
PMT Credit Risk Transfer Trust Series 2019-1R, Class A 4.14% (LIBOR 1 Month + 2.00%), 3/27/24(h)(i)		10,196	10,169,222
Series 2019-2R, Class A 4.89% (LIBOR 1 Month + 2.75%), 5/27/23(h)(i)		11,161	11,183,255
Radnor Re Ltd. Series 2019-1, Class M1B 3.968% (LIBOR 1 Month + 1.95%), 2/25/29(a)(h)		7,240	7,271,096
Series 2019-2, Class M1B 3.768% (LIBOR 1 Month + 1.75%), 6/25/29(a)(h)		15,427	15,427,166
STACR Trust Series 2019-DNA3, Class M2 4.068% (LIBOR 1 Month + 2.05%), 7/25/49(a)(h)		1,837	1,836,847

			331,746,506

Non-Agency Fixed Rate – 0.1%
Alternative Loan Trust Series 2006-24CB, Class A15 5.75%, 8/25/36		1,939	1,595,024

abfunds.com	AB GLOBAL BOND FUND | 45

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2006-26CB, Class A6 6.25%, 9/25/36	U.S.$	146	$114,037
Series 2006-26CB, Class A8 6.25%, 9/25/36		545	425,998
Series 2006-J1, Class 1A11 5.50%, 2/25/36		1,216	1,089,820
Series 2007-15CB, Class A19 5.75%, 7/25/37		407	363,094
Citigroup Mortgage Loan Trust Series 2007-AR4, Class 1A1A 4.606%, 3/25/37		308	308,374
Countrywide Home Loan Mortgage Pass-Through Trust Series 2007-3, Class A30 5.75%, 4/25/37		1,302	1,065,371
Series 2007-HY4, Class 1A1 3.864%, 9/25/47		495	469,918
CSMC Mortgage-Backed Trust Series 2006-7, Class 3A12 6.25%, 8/25/36		802	637,119
Residential Accredit Loans, Inc. Trust Series 2005-QS14, Class 3A1 6.00%, 9/25/35		1,126	1,087,869
Wells Fargo Mortgage Backed Securities Trust Series 2007-AR7, Class A1 4.674%, 12/28/37		1,989	1,972,895

			9,129,519

Non-Agency Floating Rate – 0.0%
First Horizon Alternative Mortgage Securities Trust Series 2007-FA2, Class 1A10 2.268% (LIBOR 1 Month + 0.25%), 4/25/37(h)		746	355,266

Total Collateralized Mortgage Obligations (cost $331,631,045)			341,231,291

COVERED BONDS – 4.2%
Bank of Nova Scotia (The) 0.75%, 9/17/21(a)	EUR	9,465	10,560,823
BPCE SFH SA 1.00%, 2/24/25(a)		8,800	10,313,632
Credit Suisse AG/Guernsey 0.75%, 9/17/21(a)		23,000	25,638,113
Danske Bank A/S 0.125%, 2/14/22(a)		13,970	15,425,994
1.25%, 6/11/21(a)		9,195	10,309,814

46 | AB GLOBAL BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Danske Hypotek AB Series 2312 1.00%, 12/20/23(a)	SEK	320,000	$33,798,284
DNB Boligkreditt AS 2.75%, 3/21/22(a)	EUR	21,250	25,002,655
National Australia Bank Ltd. 1.375%, 5/28/21(a)		8,427	9,459,796
Nationwide Building Society 4.625%, 2/08/21(a)		4,879	5,679,327
Nordea Hypotek AB Series 5534 1.00%, 9/18/24(a)	SEK	320,000	33,898,211
Santander UK PLC 4.25%, 4/12/21(a)	EUR	8,100	9,457,950
Skandinaviska Enskilda Banken AB Series 576 1.00%, 12/20/23(a)	SEK	320,000	33,782,161
Stadshypotek AB Series 1588 1.50%, 3/01/24(a)		313,000	33,806,054
Swedbank Hypotek AB Series 194 1.00%, 9/18/24(a)		319,900	33,875,139
1.125%, 5/21/21(a)	EUR	9,200	10,290,121
Turkiye Vakiflar Bankasi TAO 2.375%, 5/04/21(a)		3,299	3,615,629

Total Covered Bonds (cost $313,771,351)			304,913,703

CORPORATES – NON-INVESTMENT GRADE – 3.7%
Industrial – 1.9%
Basic – 0.1%
FMG Resources (August 2006) Pty Ltd. 5.125%, 5/15/24(a)	U.S.$	165	171,712
Smurfit Kappa Acquisitions ULC 2.875%, 1/15/26(a)	EUR	8,450	10,142,791

			10,314,503

Capital Goods – 0.3%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 4.25%, 9/15/22(a)	U.S.$	200	202,096
Clean Harbors, Inc. 5.125%, 7/15/29(a)		58	61,562
Colfax Corp. 3.25%, 5/15/25(a)	EUR	6,829	7,658,907

abfunds.com	AB GLOBAL BOND FUND | 47

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Tervita Corp. 7.625%, 12/01/21(a)	U.S.$	74	$75,251
TransDigm, Inc. 6.25%, 3/15/26(a)		8,414	9,035,323
Trivium Packaging Finance BV 5.50%, 8/15/26(a)		1,702	1,783,970

			18,817,109

Communications - Media – 0.0%
CCO Holdings LLC/CCO Holdings Capital Corp. 5.00%, 2/01/28(a)		110	113,818

Communications - Telecommunications – 0.1%
Major League Baseball 3.44%, 12/10/20(e)(f)		5,350	5,407,485

Consumer Cyclical - Automotive – 0.1%
LKQ European Holdings BV 3.625%, 4/01/26(a)	EUR	109	124,524
Panther BF Aggregator 2 LP/Panther Finance Co., Inc. 4.375%, 5/15/26(a)		1,819	2,020,091
6.25%, 5/15/26(a)	U.S.$	40	42,095
Tenneco, Inc. 5.00%, 7/15/24(a)	EUR	5,570	6,177,264

			8,363,974

Consumer Cyclical - Other – 0.1%
International Game Technology PLC 6.50%, 2/15/25(a)	U.S.$	3,090	3,421,903
PulteGroup, Inc. 5.00%, 1/15/27		38	41,061
6.375%, 5/15/33		26	28,745
7.875%, 6/15/32		11	13,430
Wyndham Destinations, Inc. 4.25%, 3/01/22		3,300	3,375,359

			6,880,498

Consumer Cyclical - Retailers – 0.0%
Group 1 Automotive, Inc. 5.25%, 12/15/23(a)		90	92,641

Consumer Non-Cyclical – 0.2%
HCA, Inc. 5.375%, 9/01/26		162	177,827

48 | AB GLOBAL BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Leisureworld Senior Care LP Series B 3.474%, 2/03/21	CAD	7,675	$5,875,776
Spectrum Brands, Inc. 5.75%, 7/15/25	U.S.$	9,505	9,910,911

			15,964,514

Energy – 0.4%
Antero Resources Corp. 5.125%, 12/01/22		10,343	9,078,744
California Resources Corp. 5.50%, 9/15/21(e)		363	176,052
Cheniere Energy Partners LP 5.25%, 10/01/25		69	71,644
Hess Infrastructure Partners LP/Hess Infrastructure Partners Finance Corp. 5.625%, 2/15/26(a)		55	57,456
PDC Energy, Inc. 5.75%, 5/15/26		7,459	7,342,721
SandRidge Energy, Inc. 7.50%, 2/15/23(e)(f)(j)(k)		1,894	– 0	–
Sunoco LP/Sunoco Finance Corp. 4.875%, 1/15/23		3,152	3,238,100
Transocean Poseidon Ltd. 6.875%, 2/01/27(a)		4,220	4,428,156
UGI International LLC 3.25%, 11/01/25(a)	EUR	3,879	4,478,259

			28,871,132

Other Industrial – 0.0%
ProGroup AG 3.00%, 3/31/26(a)		649	710,133

Services – 0.1%
Intertrust Group BV 3.375%, 11/15/25(a)		6,925	7,942,085

Technology – 0.2%
CommScope, Inc. 5.50%, 3/01/24(a)	U.S.$	4,690	4,818,633
6.00%, 3/01/26(a)		6,577	6,808,227

			11,626,860

Transportation - Services – 0.3%
Chicago Parking Meters LLC 4.93%, 12/30/25(e)(f)		16,500	18,232,551
Europcar Mobility Group 4.00%, 4/30/26	EUR	1,877	2,083,389

abfunds.com	AB GLOBAL BOND FUND | 49

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Loxam SAS 4.25%, 4/15/24(a)	EUR	1,564	$1,767,216

			22,083,156

			137,187,908

Financial Institutions – 1.8%
Banking – 1.5%
ABN AMRO Bank NV 4.75%, 9/22/27(a)(g)		11,900	13,537,860
Allied Irish Banks PLC Series E 7.375%, 12/03/20(a)(g)		1,033	1,196,230
Banco Bilbao Vizcaya Argentaria SA 5.875%, 5/24/22(a)(g)		10,400	11,880,524
Series 9 6.50%, 3/05/25(g)	U.S.$	1,000	1,020,000
Banco Santander SA 6.25%, 9/11/21(a)(g)	EUR	8,300	9,548,127
6.75%, 4/25/22(a)(g)		2,300	2,723,590
Barclays PLC 7.875%, 3/15/22(a)(g)	U.S.$	200	211,757
CaixaBank SA 6.75%, 6/13/24(a)(g)	EUR	2,800	3,353,231
CIT Group, Inc. 4.125%, 3/09/21	U.S.$	106	108,164
5.25%, 3/07/25		79	86,242
Citigroup, Inc. 5.95%, 1/30/23(g)		1,644	1,714,452
Series P 5.95%, 5/15/25(g)		2,793	2,957,145
Series Q 5.95%, 8/15/20(g)		5,255	5,349,453
Citizens Financial Group, Inc. Series A 5.50%, 4/06/20(g)		33	33,297
Credit Suisse Group AG 6.25%, 12/18/24(a)(g)		11,489	12,166,104
6.375%, 8/21/26(a)(g)		246	255,069
7.50%, 7/17/23(a)(g)		240	257,188
Danske Bank A/S Series E 5.875%, 4/06/22(a)(g)	EUR	12,180	14,086,265
Goldman Sachs Group, Inc. (The) Series L 6.065%, 10/31/19(g)	U.S.$	14	14,023
Series M 5.375%, 5/10/20(g)		90	90,844
Series P 5.00%, 11/10/22(g)		3,901	3,825,379

50 | AB GLOBAL BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series Q 5.50%, 8/10/24(g)	U.S.$	5,723	$5,994,270
Morgan Stanley Series J 5.55%, 7/15/20(g)		97	98,337
Royal Bank of Scotland Group PLC 8.625%, 8/15/21(g)		8,654	9,268,503
Series U 4.424% (LIBOR 3 Month + 2.32%), 9/30/27(g)(h)		3,700	3,506,764
Societe Generale SA 6.75%, 4/07/21(a)(g)	EUR	5,544	6,466,124
Standard Chartered PLC 3.776% (LIBOR 3 Month + 1.51%), 1/30/27(a)(g)(h)	U.S.$	200	161,602

			109,910,544

Brokerage – 0.0%
LPL Holdings, Inc. 5.75%, 9/15/25(a)		94	97,762

Finance – 0.1%
Navient Corp. 6.625%, 7/26/21		8,420	8,886,325
8.00%, 3/25/20		410	418,192

			9,304,517

REITS – 0.2%
Iron Mountain, Inc. 4.875%, 9/15/29(a)		105	106,616
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc. 5.75%, 2/01/27(a)		9,798	11,015,823

			11,122,439

			130,435,262

Utility – 0.0%
Electric – 0.0%
AES Corp./VA 4.00%, 3/15/21		216	220,038

Total Corporates – Non-Investment Grade (cost $267,466,012)			267,843,208

QUASI-SOVEREIGNS – 2.9%
Quasi-Sovereign Bonds – 2.9%
Chile – 0.0%
Corp. Nacional del Cobre de Chile 3.00%, 9/30/29(a)		200	198,927
3.625%, 8/01/27(a)		275	288,836

abfunds.com	AB GLOBAL BOND FUND | 51

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Empresa Nacional del Petroleo 3.75%, 8/05/26(a)	U.S.$	220	$227,494

			715,257

China – 2.6%
China Development Bank Series 1903 3.30%, 2/01/24	CNY	60,000	8,332,144
Series 1904 3.68%, 2/26/26		1,122,390	156,598,169
State Grid Overseas Investment 2014 Ltd. 4.125%, 5/07/24(a)	U.S.$	8,049	8,632,552
State Grid Overseas Investment 2016 Ltd. 2.25%, 5/04/20(a)		15,757	15,725,727

			189,288,592

Indonesia – 0.1%
Perusahaan Listrik Negara PT 5.50%, 11/22/21(a)		3,874	4,104,019

Mexico – 0.1%
Petroleos Mexicanos 6.49%, 1/23/27(a)		66	68,805
6.84%, 1/23/30(a)		6,038	6,242,688

			6,311,493

Saudi Arabia – 0.1%
Saudi Arabian Oil Co. 2.875%, 4/16/24(a)		9,400	9,503,400
3.50%, 4/16/29(a)		2,150	2,244,062

			11,747,462

United Arab Emirates – 0.0%
Abu Dhabi Crude Oil Pipeline LLC 4.60%, 11/02/47(a)		225	261,563

Total Quasi-Sovereigns (cost $214,223,452)			212,428,386

COLLATERALIZED LOAN OBLIGATIONS – 2.6%
CLO - Floating Rate – 2.6%
Black Diamond CLO Ltd. Series 2016-1A, Class A2AR 4.017% (LIBOR 3 Month + 1.75%), 4/26/31(a)(h)(j)		4,580	4,512,166
CIFC Funding Ltd. Series 2017-3A, Class A1 3.498% (LIBOR 3 Month + 1.22%), 7/20/30(a)(h)(j)		1,500	1,499,979

52 | AB GLOBAL BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Dryden CLO Ltd. Series 2018-57A, Class A 3.168% (LIBOR 3 Month + 1.01%), 5/15/31(a)(h)(j)	U.S.$	14,550	$14,425,845
Goldentree Loan Opportunities Ltd. Series 2015-11A, Class AR2 3.37% (LIBOR 3 Month + 1.07%), 1/18/31(a)(h)(j)		7,079	7,054,241
Greywolf CLO V Ltd. Series 2015-1A, Class A1R 3.436% (LIBOR 3 Month + 1.16%), 1/27/31(a)(h)(j)		6,573	6,540,677
Greywolf CLO VI Ltd. Series 2018-1A, Class A1 3.297% (LIBOR 3 Month + 1.03%), 4/26/31(a)(h)(j)		5,155	5,104,187
Series 2018-1A, Class A2 3.897% (LIBOR 3 Month + 1.63%), 4/26/31(a)(h)(j)		4,035	3,988,747
Madison Park Funding Ltd. Series 2014-12A, Class AR 3.538% (LIBOR 3 Month + 1.26%), 7/20/26(a)(h)(j)		223	223,161
Marble Point CLO XI Ltd. Series 2017-2A, Class A 3.48% (LIBOR 3 Month + 1.18%), 12/18/30(a)(h)(j)		17,519	17,432,015
Octagon Investment Partners 30 Ltd. Series 2017-1A, Class A1 3.598% (LIBOR 3 Month + 1.32%), 3/17/30(a)(h)(j)		4,030	4,039,938
Octagon Loan Funding Ltd. Series 2014-1A, Class ARR 3.304% (LIBOR 3 Month + 1.18%), 11/18/31(a)(h)(j)		8,984	8,952,969
OZLM Ltd. Series 2018-18A, Class A 3.323% (LIBOR 3 Month + 1.02%), 4/15/31(a)(h)(j)		17,040	16,818,429
Series 2018-22A, Class A1 3.373% (LIBOR 3 Month + 1.07%), 1/17/31(a)(h)(j)		7,199	7,114,764
Rockford Tower CLO Ltd. Series 2017-3A, Class A 3.468% (LIBOR 3 Month + 1.19%), 10/20/30(a)(h)(j)		14,194	14,159,092
Series 2018-2A, Class A 3.438% (LIBOR 3 Month + 1.16%), 10/20/31(a)(h)(j)		8,500	8,483,178

abfunds.com	AB GLOBAL BOND FUND | 53

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Romark CLO III Ltd. Series 2019-3A, Class A1 3.529% (LIBOR 3 Month + 1.37%), 7/15/32(a)(h)(j)	U.S.$	11,840	$11,825,674
Sound Point CLO XIX Ltd. Series 2018-1A, Class A 3.303% (LIBOR 3 Month + 1.00%), 4/15/31(a)(h)(j)		24,065	23,755,019
THL Credit Wind River CLO Ltd. Series 2014-2A, Class AR 3.443% (LIBOR 3 Month + 1.14%), 1/15/31(a)(h)(j)		16,285	16,187,006
Series 2017-4A, Class B 3.586% (LIBOR 3 Month + 1.45%), 11/20/30(a)(h)(j)		6,000	5,889,210
TIAA CLO IV Ltd. Series 2018-1A, Class A1A 3.508% (LIBOR 3 Month + 1.23%), 1/20/32(a)(h)(j)		4,510	4,511,105
Voya CLO Ltd. Series 2016-3A, Class A1R 3.49% (LIBOR 3 Month + 1.19%), 10/18/31(a)(h)(j)		7,375	7,365,862

Total Collateralized Loan Obligations (cost $191,169,268)			189,883,264

COMMERCIAL MORTGAGE-BACKED SECURITIES – 2.3%
Non-Agency Floating Rate CMBS – 1.5%
Ashford Hospitality Trust Series 2018-KEYS, Class A 3.028% (LIBOR 1 Month + 1.00%), 5/15/35(a)(h)		14,000	13,982,332
BAMLL Commercial Mortgage Securities Trust Series 2017-SCH, Class AF 3.028% (LIBOR 1 Month + 1.00%), 11/15/33(a)(h)		6,275	6,276,851
BHMS Series 2018-ATLS, Class A 3.278% (LIBOR 1 Month + 1.25%), 7/15/35(a)(h)		13,884	13,883,967
BHP Trust Series 2019-BXHP, Class C 3.55% (LIBOR 1 Month + 1.52%), 8/15/36(a)(h)		7,400	7,377,023

54 | AB GLOBAL BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

BX Trust Series 2018-EXCL, Class A 3.115% (LIBOR 1 Month + 1.09%), 9/15/37(a)(h)	U.S.$	10,734	$10,714,727
Citigroup Commercial Mortgage Trust Series 2015-SHP2, Class E 6.378% (LIBOR 1 Month + 4.35%), 7/15/27(a)(h)		2,315	2,318,945
CLNS Trust Series 2017-IKPR, Class F 6.55% (LIBOR 1 Month + 4.50%), 6/11/32(a)(h)		5,743	5,760,894
DBWF Mortgage Trust Series 2018-GLKS, Class A 3.087% (LIBOR 1 Month + 1.03%), 11/19/35(a)(h)		18,535	18,541,097
GS Mortgage Securities Corp. Trust Series 2019-SMP, Class D 4.09% (LIBOR 1 Month + 1.95%), 8/15/32(a)(h)		5,035	5,035,006
Invitation Homes Trust Series 2018-SFR4, Class E 3.975% (LIBOR 1 Month + 1.95%), 1/17/38(a)(h)		13,925	13,924,529
Morgan Stanley Capital I Trust Series 2015-XLF2, Class SNMD 3.762% (LIBOR 1 Month + 1.73%), 11/15/26(h)(i)		5,700	5,625,877
Starwood Retail Property Trust Series 2014-STAR, Class A 3.248% (LIBOR 1 Month + 1.22%), 11/15/27(a)(h)		7,487	7,477,247

			110,918,495

Non-Agency Fixed Rate CMBS – 0.8%
225 Liberty Street Trust Series 2016-225L, Class E 4.804%, 2/10/36(a)		11,986	12,815,788
Citigroup Commercial Mortgage Trust Series 2013-GC17, Class D 5.262%, 11/10/46(a)		2,783	2,892,424
Series 2014-GC23, Class D 4.641%, 7/10/47(a)		2,196	2,183,998
Commercial Mortgage Trust Series 2012-CR3, Class D 4.91%, 10/15/45(a)		2,322	2,341,627
Series 2013-CR6, Class D 4.218%, 3/10/46(a)		7,385	7,476,728

abfunds.com	AB GLOBAL BOND FUND | 55

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2013-SFS, Class A1 1.873%, 4/12/35(a)	U.S.$	1,838	$1,830,394
GS Mortgage Securities Trust Series 2011-GC5, Class D 5.556%, 8/10/44(a)		1,000	995,734
Series 2013-G1, Class A2 3.557%, 4/10/31(a)		4,825	4,928,665
Series 2013-GC12, Class C 4.179%, 6/10/46		4,270	4,373,219
JP Morgan Chase Commercial Mortgage Securities Trust Series 2011-C5, Class D 5.554%, 8/15/46(a)		890	906,937
Series 2012-CBX, Class E 5.303%, 6/15/45(a)		4,544	4,388,911
Morgan Stanley Bank of America Merrill Lynch Trust Series 2014-C14, Class D 5.10%, 2/15/47(a)		4,250	4,368,308
WF-RBS Commercial Mortgage Trust Series 2012-C8, Class E 5.049%, 8/15/45(a)		1,600	1,638,396
Series 2013-C18, Class D 4.85%, 12/15/46(a)		3,000	3,044,245

			54,185,374

Total Commercial Mortgage-Backed Securities (cost $160,961,428)			165,103,869

GOVERNMENTS – SOVEREIGN BONDS – 1.5%
Indonesia – 1.5%
Indonesia Government International Bond 4.45%, 2/11/24		9,319	10,006,276
5.875%, 1/15/24(a)		84,371	95,101,937

			105,108,213

Qatar – 0.0%
Qatar Government International Bond 4.817%, 3/14/49(a)		225	278,859

Saudi Arabia – 0.0%
Saudi Government International Bond 4.375%, 4/16/29(a)		200	224,400

United Arab Emirates – 0.0%
Abu Dhabi Government International Bond 3.125%, 9/30/49(a)		245	237,649

Total Governments – Sovereign Bonds (cost $98,451,376)			105,849,121

56 | AB GLOBAL BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

LOCAL GOVERNMENTS – PROVINCIAL BONDS – 1.2%
Canada – 1.2%
Province of Ontario Canada 2.40%, 6/02/26	CAD	14,705	$11,418,921
2.60%, 6/02/25		41,498	32,519,197
Province of Quebec Canada 2.75%, 9/01/25		51,720	40,934,007

Total Local Governments – Provincial Bonds (cost $83,248,825)			84,872,125

EMERGING MARKETS – SOVEREIGNS – 1.0%
Bahrain – 0.1%
Bahrain Government International Bond 5.625%, 9/30/31(a)	U.S.$	5,572	5,595,681

Dominican Republic – 0.2%
Dominican Republic International Bond 5.95%, 1/25/27(a)		7,617	8,223,980
7.50%, 5/06/21(a)		6,273	6,555,633

			14,779,613

Egypt – 0.2%
Egypt Government International Bond 5.577%, 2/21/23(a)		4,695	4,777,163
7.50%, 1/31/27(a)		8,593	9,237,475

			14,014,638

Gabon – 0.1%
Gabon Government International Bond 6.375%, 12/12/24(a)		6,855	6,745,748

Ivory Coast – 0.2%
Ivory Coast Government International Bond 5.125%, 6/15/25(a)	EUR	1,087	1,265,118
5.375%, 7/23/24(a)	U.S.$	12,515	12,820,053

			14,085,171

Nigeria – 0.1%
Nigeria Government International Bond 5.625%, 6/27/22		6,710	6,932,269
6.75%, 1/28/21(a)		6,440	6,665,400

			13,597,669

abfunds.com	AB GLOBAL BOND FUND | 57

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Sri Lanka – 0.1%
Sri Lanka Government International Bond 6.85%, 3/14/24(a)	U.S.$	2,963	$3,028,947
7.85%, 3/14/29(a)		3,642	3,671,526

			6,700,473

Total Emerging Markets – Sovereigns (cost $72,439,642)			75,518,993

SUPRANATIONALS – 0.6%
Supranational – 0.6%
European Financial Stability Facility 0.125%, 10/17/23(a) (cost $45,173,089)	EUR	38,629	43,238,709

BANK LOANS – 0.5%
Industrial – 0.5%
Capital Goods – 0.0%
Gardner Denver, Inc. 4.794% (LIBOR 1 Month + 2.75%), 7/30/24(l)	U.S.$	975	978,713

Consumer Cyclical - Restaurants – 0.0%
IRB Holding Corp. (fka Arby’s/Buffalo Wild Wings) 5.550% (LIBOR 3 Month + 3.25%), 2/05/25(l)		1,239	1,232,716

Consumer Non-Cyclical – 0.4%
athenahealth, Inc. 6.681% (LIBOR 3 Month + 4.50%), 2/11/26(j)(l)		9,555	9,518,883
BI-LO, LLC 10.127% (LIBOR 3 Month + 8.00%), 5/31/24(l)		3,984	3,792,591
10.187% (LIBOR 3 Month + 8.00%), 5/31/24(l)		4,177	3,975,852
10.338% (LIBOR 3 Month + 8.00%), 5/31/24(l)		4,115	3,916,836
Regionalcare Hospital Partners Holdings, Inc. 6.554% (LIBOR 1 Month + 4.50%), 11/16/25(l)		6,650	6,650,814

			27,854,976

58 | AB GLOBAL BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Energy – 0.1%
California Resources Corporation 12.419% (LIBOR 1 Month + 10.38%), 12/31/21(l)	U.S.$	9,558	$8,298,005

Total Bank Loans (cost $39,633,939)			38,364,410

ASSET-BACKED SECURITIES – 0.3%
Other ABS - Fixed Rate – 0.3%
Atlas Ltd. Series 2014-1, Class B 6.875%, 12/15/39(e)(f)(j)		1,621	1,555,832
CLUB Credit Trust Series 2018-P3, Class B 4.32%, 1/15/26(a)(j)		6,594	6,763,656
SBA Tower Trust Series 2014-2A, Class C 3.869%, 10/15/49(a)(j)		3,008	3,131,934
SoFi Consumer Loan Program LLC Series 2017-2, Class A 3.28%, 2/25/26(a)(j)		2,799	2,821,095
SoFi Consumer Loan Program Trust Series 2018-1, Class B 3.65%, 2/25/27(a)(j)		5,582	5,716,259

Total Asset-Backed Securities (cost $19,583,985)			19,988,776

LOCAL GOVERNMENTS – US MUNICIPAL BONDS – 0.2%
United States – 0.2%
State of California Series 2010 7.625%, 3/01/40		30	49,224
7.95%, 3/01/36		10,685	10,939,624
Texas Transportation Commission State Highway Fund Series 2010B 5.178%, 4/01/30		3,400	4,183,904

Total Local Governments – US Municipal Bonds (cost $14,141,029)			15,172,752

EMERGING MARKETS – CORPORATE BONDS – 0.2%
Industrial – 0.1%
Capital Goods – 0.0%
Odebrecht Finance Ltd. 4.375%, 4/25/25(a)(k)(m)		8,945	930,839

abfunds.com	AB GLOBAL BOND FUND | 59

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

5.25%, 6/27/29(a)(k)(m)	U.S.$	2,796	$297,949
7.125%, 6/26/42(a)(k)(m)		3,663	377,747

			1,606,535

Consumer Cyclical - Other – 0.0%
MGM China Holdings Ltd. 5.375%, 5/15/24(a)		200	206,733
Servicios Corporativos Javer SAB de CV 9.875%, 4/06/21(a)		1,416	1,400,513

			1,607,246

Consumer Non-Cyclical – 0.0%
Minerva Luxembourg SA 6.50%, 9/20/26(a)		2,035	2,112,075
Virgolino de Oliveira Finance SA 10.50%, 1/28/18(i)(k)(n)		4,300	129,929

			2,242,004

Energy – 0.0%
Petrobras Global Finance BV 5.093%, 1/15/30(a)		5	5,214

Transportation - Services – 0.1%
Rumo Luxembourg SARL 7.375%, 2/09/24(a)		2,960	3,182,000

			8,642,999

Utility – 0.1%
Electric – 0.1%
Terraform Global Operating LLC 6.125%, 3/01/26(i)		2,748	2,820,786

Total Emerging Markets – Corporate Bonds (cost $26,180,570)			11,463,785

		Shares
COMMON STOCKS – 0.2%
Financials – 0.2%
Insurance – 0.2%
Mt. Logan Re Ltd. (Preference Shares)(j)(k)(o)		9,702	9,350,684

Energy – 0.0%
Oil, Gas & Consumable Fuels – 0.0%
Golden Energy Offshore Services AS(e)(k)		3,089,816	1,659,983
SandRidge Energy, Inc.(k)		4,301	20,215

			1,680,198

60 | AB GLOBAL BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company		Shares	U.S. $ Value

Information Technology – 0.0%
Software – 0.0%
Avaya Holdings Corp.(k)		2,248	$22,997

Total Common Stocks (cost $15,421,201)			11,053,879

		Principal Amount (000)
EMERGING MARKETS – TREASURIES – 0.2%
South Africa – 0.2%
Republic of South Africa Government Bond Series 2030 8.00%, 1/31/30	ZAR	93,583	5,767,653
Series 2048 8.75%, 2/28/48		87,060	5,111,293

Total Emerging Markets – Treasuries (cost $11,042,925)			10,878,946

WHOLE LOAN TRUSTS – 0.0%
Performing Asset – 0.0%
Sheridan Auto Loan Holdings I LLC 10.00%, 9/01/20-9/30/21(e)(f)(j)	U.S.$	3,893	769,177
Sheridan Consumer Finance Trust 10.86%, 3/01/21(e)(f)(j)		188	188,281

Total Whole Loan Trusts (cost $4,081,431)			957,458

AGENCIES – 0.0%
Agency Debentures – 0.0%
Federal National Mortgage Association 6.25%, 5/15/29		95	131,294
6.625%, 11/15/30		150	219,701
Residual Funding Corp. Principal Strip Zero Coupon, 7/15/20		225	221,514

Total Agencies (cost $520,025)			572,509

		Shares
WARRANTS – 0.0%
Encore Automotive Acceptance, expiring 7/05/31(e)(f)(j)(k)		27	– 0	–

abfunds.com	AB GLOBAL BOND FUND | 61

PORTFOLIO OF INVESTMENTS (continued)

Company		Shares		U.S. $ Value

Flexpath Capital, Inc., expiring 4/15/31(e)(f)(j)(k)		42,267		$	– 0	–
SandRidge Energy, Inc., A-CW22, expiring 10/03/22(e)(k)		3,724			186
SandRidge Energy, Inc., B-CW22, expiring 10/03/22(e)(k)		1,568			157

Total Warrants (cost $27,089)					343

SHORT-TERM INVESTMENTS – 0.7%
Investment Companies – 0.4%
AB Fixed Income Shares, Inc. –Government Money Market Portfolio – Class AB, 1.89%(p)(q)(r) (cost $25,883,752)		25,883,752			25,883,752

		Principal Amount (000)

Time Deposits – 0.3%
BBH, Grand Cayman (0.51)%, 10/01/19	SEK	6,399			650,037
0.38%, 10/01/19	GBP	0	**		8
0.84%, 10/01/19	CAD	60			45,086
Citibank, London (0.67)%, 10/01/19	EUR	4,822			5,255,315
Citibank, New York 1.25%, 10/01/19	U.S.$	17,035			17,034,627
Hong Kong & Shanghai Bank, Singapore 0.79%, 10/01/19	SGD	540			390,696
Sumitomo, Tokyo (0.26)%, 10/01/19	JPY	103,792			959,929

Total Time Deposits (cost $24,335,698)					24,335,698

Total Short-Term Investments (cost $50,219,450)					50,219,450

Total Investments – 100.3% (cost $7,050,888,419)					7,255,378,952
Other assets less liabilities – (0.3)%					(24,512,009)

Net Assets – 100.0%					$7,230,866,943

62 | AB GLOBAL BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Euro-OAT Futures	781	December 2019	$144,976,547	$(1,363,843)
Long Gilt Futures	84	December 2019	13,864,602	191,072
U.S. 10 Yr Ultra Futures	86	December 2019	12,246,938	(70,094)
U.S. Long Bond (CBT) Futures	718	December 2019	116,540,375	(1,810,570)
U.S. T-Note 2 Yr (CBT) Futures	28	December 2019	6,034,000	(13,781)
U.S. T-Note 10 Yr (CBT) Futures	10	December 2019	1,303,125	(14,383)
U.S. Ultra Bond (CBT) Futures	2,052	December 2019	393,791,625	(8,462,993)

Sold Contracts
10 Yr Canadian Bond Futures	324	December 2019	34,873,684	465,676
Euro Buxl 30 Yr Bond Futures	29	December 2019	6,874,859	118,194
Euro-BOBL Futures	984	December 2019	145,486,087	987,844
Euro-Bund Futures	1,279	December 2019	242,912,520	(65,507)
Euro-Schatz Futures	221	December 2019	27,057,932	85,512
Japan 10 Yr Bond (OSE) Futures	42	December 2019	60,215,861	59,237
U.S. T-Note 2 Yr (CBT) Futures	780	December 2019	168,090,000	309,508
U.S. T-Note 5 Yr (CBT) Futures	1,470	December 2019	175,148,204	596,742
U.S. T-Note 10 Yr (CBT) Futures	1,547	December 2019	201,593,438	(2,152,406)

				$(11,139,792)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Australia and New Zealand Banking Group Ltd.	EUR	10,426	USD	11,528	10/10/19	$157,984
Australia and New Zealand Banking Group Ltd.	USD	14,646	EUR	13,372	10/10/19	(61,513)
Bank of America, NA	EUR	8,279	USD	9,282	10/10/19	252,506
Bank of America, NA	USD	6,663	EUR	5,901	10/10/19	(227,589)
Bank of America, NA	ILS	242,205	USD	68,497	10/16/19	(1,231,706)
Bank of America, NA	RUB	3,240,750	USD	50,000	11/14/19	316,065
Bank of America, NA	USD	30,905	RUB	1,994,095	11/14/19	(333,952)
Bank of America, NA	ZAR	119,300	USD	8,068	11/21/19	243,717
Barclays Bank PLC	EUR	13,728	USD	15,576	10/10/19	603,607
Barclays Bank PLC	USD	93,893	EUR	85,126	10/10/19	(1,053,223)
Barclays Bank PLC	USD	83,757	GBP	68,798	10/18/19	892,763
Barclays Bank PLC	INR	4,800,981	USD	66,713	10/24/19	(1,025,988)
Barclays Bank PLC	MXN	3,563,319	USD	176,765	10/25/19	(3,050,754)
Barclays Bank PLC	MYR	73,136	USD	17,430	2/13/20	26,130
BNP Paribas SA	USD	53,799	EUR	48,908	10/10/19	(458,406)
BNP Paribas SA	PLN	399,519	USD	103,737	10/11/19	4,098,239
Brown Brothers Harriman & Co.	EUR	2,306	USD	2,596	10/10/19	81,346
Brown Brothers Harriman & Co.	USD	126,820	EUR	113,938	10/10/19	(2,556,783)
Brown Brothers Harriman & Co.	CNH	713,199	USD	99,312	10/24/19	(511,026)
Citibank, NA	BRL	404,221	USD	97,066	10/02/19	(220,766)
Citibank, NA	USD	97,082	BRL	404,221	10/02/19	204,447
Citibank, NA	EUR	48,412	USD	54,199	10/10/19	1,400,100
Citibank, NA	USD	78,366	GBP	63,634	10/18/19	(69,624)

abfunds.com	AB GLOBAL BOND FUND | 63

PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Citibank, NA	CNH	490,697	USD	69,498	10/24/19	$817,539
Citibank, NA	SGD	38,767	USD	27,988	10/31/19	(70,049)
Citibank, NA	RUB	412,902	USD	6,368	11/14/19	38,161
Citibank, NA	USD	38,078	JPY	4,085,094	11/21/19	(168,986)
Credit Suisse International	EUR	18,928	USD	21,328	10/10/19	685,179
Credit Suisse International	USD	4,689	ILS	16,290	10/16/19	656
Credit Suisse International	USD	32,587	MXN	661,250	10/25/19	781,575
Deutsche Bank AG	USD	16,846	EUR	15,378	10/10/19	(74,828)
Goldman Sachs Bank USA	EUR	100,599	USD	111,270	10/10/19	1,553,619
Goldman Sachs Bank USA	USD	46,667	INR	3,238,906	10/24/19	(968,643)
Goldman Sachs Bank USA	IDR	1,141,311,570	USD	80,216	11/21/19	208,061
Goldman Sachs Bank USA	CAD	779,039	USD	587,217	11/22/19	(1,271,759)
Goldman Sachs Bank USA	SEK	1,675,006	USD	174,014	1/08/20	2,665,087
Goldman Sachs Bank USA	MYR	485,420	USD	115,282	2/13/20	(230,439)
HSBC Bank USA	EUR	14,652	USD	16,203	10/10/19	224,083
HSBC Bank USA	USD	23,460	INR	1,628,867	10/24/19	(477,638)
HSBC Bank USA	JPY	57,504,015	USD	537,924	11/21/19	4,298,136
JPMorgan Chase Bank, NA	BRL	50,327	USD	12,085	10/02/19	(27,486)
JPMorgan Chase Bank, NA	USD	12,060	BRL	50,327	10/02/19	52,392
JPMorgan Chase Bank, NA	USD	150,977	EUR	135,030	10/10/19	(3,711,284)
JPMorgan Chase Bank, NA	USD	5,393	ILS	18,730	10/16/19	(431)
JPMorgan Chase Bank, NA	GBP	147,887	USD	184,714	10/18/19	2,751,746
JPMorgan Chase Bank, NA	USD	75,728	MXN	1,480,426	10/25/19	(1,021,366)
JPMorgan Chase Bank, NA	SGD	99,305	USD	72,262	10/31/19	388,263
Morgan Stanley Capital Services LLC	EUR	91,782	USD	103,486	10/10/19	3,385,502
Morgan Stanley Capital Services LLC	USD	105,206	PLN	399,409	10/11/19	(5,594,572)
Morgan Stanley Capital Services LLC	GBP	145,944	USD	178,937	10/18/19	(634,107)
Morgan Stanley Capital Services LLC	EUR	578,166	USD	643,418	12/11/19	9,829,293
Morgan Stanley Capital Services LLC	MYR	70,070	USD	16,695	2/13/20	20,997
Royal Bank of Scotland PLC	BRL	454,548	USD	108,588	10/02/19	(811,477)
Royal Bank of Scotland PLC	USD	109,151	BRL	454,548	10/02/19	248,252
Royal Bank of Scotland PLC	EUR	911,798	USD	1,029,277	10/10/19	34,850,629
Royal Bank of Scotland PLC	USD	149,501	EUR	133,556	10/10/19	(3,841,325)
Royal Bank of Scotland PLC	USD	60,072	ILS	208,309	10/16/19	(101,486)
Royal Bank of Scotland PLC	USD	108,375	BRL	454,548	11/04/19	754,820
Royal Bank of Scotland PLC	NZD	109,599	USD	69,863	11/07/19	1,173,175
Royal Bank of Scotland PLC	CLP	51,637,257	USD	72,699	11/14/19	1,817,432
Royal Bank of Scotland PLC	USD	37,157	COP	125,114,326	11/14/19	(1,278,876)
Standard Chartered Bank	EUR	18,251	USD	20,595	10/10/19	690,124
Standard Chartered Bank	USD	6,149	EUR	5,484	10/10/19	(167,652)
Standard Chartered Bank	GBP	69,947	USD	87,006	10/18/19	942,053
UBS AG	EUR	483,000	USD	545,095	11/08/19	17,098,006

						$62,297,950

64 | AB GLOBAL BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2019	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
CDX-NAHY Series 32, 5 Year Index, 6/20/24*	(5.00)%	Quarterly	3.29%	USD	100,203	$(7,214,721)	$(4,232,513)	$(2,982,208)
CDX-NAHY Series 33, 5 Year Index, 12/20/24*	(5.00)	Quarterly	3.51	USD	101,215	(6,900,424)	(6,735,858)	(164,566)
iTraxx Australia Series 32, 5 Year Index, 12/20/24*	(1.00)	Quarterly	0.67	USD	168,000	(2,790,750)	(2,854,391)	63,641

Sale Contracts
CDX-NAHY Series 32, 5 Year Index, 6/20/24*	5.00	Quarterly	3.29	USD	100,203	7,214,721	7,095,364	119,357
CDX-NAIG Series 33, 5 Year Index, 12/20/24*	1.00	Quarterly	0.60	USD	168,000	3,346,647	3,276,849	69,798

						$(6,344,527)	$(3,450,549)	$(2,893,978)

*	Termination date

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
USD	700,920	9/10/20	3 Month LIBOR	2.824%	Quarterly/ Semi-Annual	$6,503,254	$—	$6,503,254
USD	1,000	3/17/21	3 Month LIBOR	1.404%	Quarterly/ Semi-Annual	(5,062)	—	(5,062)

abfunds.com	AB GLOBAL BOND FUND | 65

PORTFOLIO OF INVESTMENTS (continued)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
USD	264,760	5/24/21	2.288%	3 Month LIBOR	Semi-Annual/ Quarterly	$(4,117,260)	$—	$(4,117,260)
USD	145,430	8/08/23	3 Month LIBOR	2.823%	Quarterly/ Semi-Annual	7,155,366	—	7,155,366
USD	291,180	9/10/23	3 Month LIBOR	2.883%	Quarterly/ Semi-Annual	15,276,126	—	15,276,126
GBP	17,540	2/29/24	6 Month LIBOR	1.251%	Semi-Annual/ Semi-Annual	625,248	70,500	554,748
GBP	17,540	2/29/24	1.251%	6 Month LIBOR	Semi-Annual/ Semi-Annual	(625,330)	(106,288)	(519,042)
CAD	288,230	5/22/24	3 Month CDOR	1.980%	Semi-Annual/ Semi-Annual	2,304,788	—	2,304,788
USD	108,590	5/24/24	2.200%	3 Month LIBOR	Semi-Annual/ Quarterly	(3,969,889)	—	(3,969,889)
USD	58,500	11/09/25	2.130%	3 Month LIBOR	Semi-Annual/ Quarterly	(2,403,357)	—	(2,403,357)
USD	600	1/30/27	2.459%	3 Month LIBOR	Semi-Annual/ Quarterly	(38,933)	—	(38,933)
USD	150	5/05/45	3 Month LIBOR	2.566%	Quarterly/ Semi-Annual	27,976	1	27,975
USD	100	7/16/45	3 Month LIBOR	3.019%	Quarterly/ Semi-Annual	27,964	9,466	18,498
USD	131,760	9/10/48	2.980%	3 Month LIBOR	Semi-Annual/ Quarterly	(39,194,294)	—	(39,194,294)

						$(18,433,403)	$(26,321)	$(18,407,082)

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2019	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Bank of America, NA
Genworth Holdings, Inc., 4.800%, 2/15/24, 6/20/20*	5.00%	Quarterly	1.16%	USD	950	$27,770	$6,067	$21,703
Barclays Bank PLC
Assured Guaranty Municipal Corp., 6.110% 6/29/25, 6/20/20*	5.00	Quarterly	0.09	USD	950	35,312	10,836	24,476
Citibank, NA
Nabors Industries, Inc., 5.500%, 1/15/23, 6/20/20*	1.00	Quarterly	2.22	USD	950	(8,016)	(16,465)	8,449
Safeway, Inc., 7.250%, 2/01/31, 6/20/20*	1.00	Quarterly	0.20	USD	950	5,818	(12,004)	17,822
Staples, Inc., 8.500%, 9/15/25, 6/20/20*	1.00	Quarterly	0.40	USD	950	4,450	(5,854)	10,304
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	5,000	(420,500)	(720,497)	299,997

66 | AB GLOBAL BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2019	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00%	Monthly	6.28%	USD	735	$(61,936)	$(100,297)	$38,361
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	1,088	(91,591)	(122,889)	31,298
Credit Suisse International
Avon Products, Inc., 5.000%, 3/15/23, 6/20/20*	1.00	Quarterly	0.33	USD	950	4,930	(25,435)	30,365
CDX-CMBX.NA.A Series 6, 5/11/63*	2.00	Monthly	1.94	USD	12,060	30,552	(476,810)	507,362
CDX-CMBX.NA.A Series 6, 5/11/63*	2.00	Monthly	1.94	USD	8,513	21,093	(465,242)	486,335
CDX-CMBX.NA.A Series 6, 5/11/63*	2.00	Monthly	1.94	USD	9,831	24,905	(408,128)	433,033
CDX-CMBX.NA.A Series 6, 5/11/63*	2.00	Monthly	1.94	USD	5,987	14,834	(240,280)	255,114
CDX-CMBX.NA.A Series 6, 5/11/63*	2.00	Monthly	1.94	USD	2,395	5,934	(97,943)	103,877
CDX-CMBX.NA.A Series 6, 5/11/63*	2.00	Monthly	1.94	USD	1,198	2,968	(48,080)	51,048
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	6,500	(546,650)	(936,646)	389,996
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	5,000	(420,500)	(721,341)	300,841
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	2,925	(245,993)	(168,392)	(77,601)
Freeport-Mcmoran, Inc., 3.550%, 3/01/22, 6/20/20*	1.00	Quarterly	0.20	USD	950	5,823	(10,424)	16,247
Teck Resources Ltd., 3.750%, 2/01/23, 6/20/20*	1.00	Quarterly	0.20	USD	950	5,791	(11,083)	16,874
Transocean, Inc., 3.800%, 10/15/22, 6/20/20*	1.00	Quarterly	2.17	USD	950	(7,687)	(31,047)	23,360
Deutsche Bank AG
CDX-CMBX.NA.A Series 6, 5/11/63*	2.00	Monthly	1.94	USD	6,900	17,480	(269,257)	286,737

abfunds.com	AB GLOBAL BOND FUND | 67

PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2019	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CDX-CMBX.NA.A Series 6, 5/11/63*	2.00%	Monthly	1.94%	USD	8,901	$22,549	$(84,209)	$106,758
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	564	(47,526)	(66,463)	18,937
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	618	(52,025)	(68,963)	16,938
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	53	(4,462)	(3,707)	(755)
Goldman Sachs International
CDX-CMBX.NA.A Series 6, 5/11/63*	2.00	Monthly	1.94	USD	8,358	21,174	(60,173)	81,347
CDX-CMBX.NA.A Series 6, 5/11/63*	2.00	Monthly	1.94	USD	8,359	21,176	(50,741)	71,917
CDX-CMBX.NA.A Series 6, 5/11/63*	2.00	Monthly	1.94	USD	3,000	7,600	(54,609)	62,209
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	1,611	(135,619)	(174,737)	39,118
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	1,115	(93,957)	(121,008)	27,051
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	979	(82,415)	(105,481)	23,066
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	3,346	(281,956)	(290,661)	8,705
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	558	(47,021)	(55,406)	8,385
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	244	(20,541)	(26,480)	5,939
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	557	(46,937)	(51,110)	4,173

68 | AB GLOBAL BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2019	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00%	Monthly	6.28%	USD	575	$(48,453)	$(48,805)	$352
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	279	(23,510)	(25,135)	1,625
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	5,000	(421,333)	(398,479)	(22,854)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	15,000	(1,264,000)	(1,195,438)	(68,562)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	5,000	(421,333)	(381,506)	(39,827)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	1,260	(105,966)	(74,910)	(31,056)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	10,000	(842,667)	(771,573)	(71,094)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	10,000	(842,667)	(763,011)	(79,656)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	5,815	(489,042)	(345,715)	(143,327)

						$(6,794,144)	$(10,089,531)	$3,295,387

*	Termination date

**	Principal amount less than 500.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2019, the aggregate market value of these securities amounted to $3,215,469,387 or 44.5% of net assets.

(b)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(c)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts.

(d)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open centrally cleared swaps.

(e)	Illiquid security.

(f)	Fair valued by the Adviser.

(g)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(h)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at September 30, 2019.

abfunds.com	AB GLOBAL BOND FUND | 69

PORTFOLIO OF INVESTMENTS (continued)

(i)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.50% of net assets as of September 30, 2019, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
JP Morgan Madison Avenue Securities Trust Series 2015-CH1, Class M2 7.518%, 10/25/25	9/18/15	$5,369,779	$6,056,553	0.08%
Morgan Stanley Capital I Trust Series 2015-XLF2, Class SNMD 3.762%, 11/15/26	11/13/15	5,409,774	5,625,877	0.08%
PMT Credit Risk Transfer Trust Series 2019-1R, Class A 4.14%, 3/27/24	3/21/19	10,195,909	10,169,222	0.14%
PMT Credit Risk Transfer Trust Series 2019-2R, Class A 4.89%, 5/27/23	6/07/19	11,161,098	11,183,255	0.16%
Terraform Global Operating LLC 6.125%, 3/01/26	2/08/18	2,748,000	2,820,786	0.04%
Virgolino de Oliveira Finance SA 10.50%, 1/28/18	6/13/13	3,886,876	129,929	0.00%

(j)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(k)	Non-income producing security.

(l)	The stated coupon rate represents the greater of the LIBOR or the LIBOR floor rate plus a spread at September 30, 2019.

(m)	Defaulted.

(n)	Defaulted matured security.

(o)	Restricted and illiquid security.

Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Mt. Logan Re Ltd. (Preference Shares)	12/30/14	$9,702,000	$9,350,684	0.13%

(p)	Affiliated investments.

(q)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(r)	The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

BRL – Brazilian Real
CAD – Canadian Dollar
CLP – Chilean Peso
CNH – Chinese Yuan Renminbi (Offshore)
CNY – Chinese Yuan Renminbi
COP – Colombian Peso
EUR – Euro
GBP – Great British Pound
IDR – Indonesian Rupiah
ILS – Israeli Shekel

70 | AB GLOBAL BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

INR – Indian Rupee
JPY – Japanese Yen
MXN – Mexican Peso
MYR – Malaysian Ringgit
NZD – New Zealand Dollar
PLN – Polish Zloty
RUB – Russian Ruble
SEK – Swedish Krona
SGD – Singapore Dollar
USD – United States Dollar
ZAR – South African Rand

Glossary:

ABS – Asset-Backed Securities

BOBL – Bundesobligationen

CBT – Chicago Board of Trade

CDOR – Canadian Dealer Offered Rate

CDX-CMBX.NA – North American Commercial Mortgage-Backed Index

CDX-NAHY – North American High Yield Credit Default Swap Index

CDX-NAIG – North American Investment Grade Credit Default Swap Index

CMBS – Commercial Mortgage-Backed Securities

CPI – Consumer Price Index

LIBOR – London Interbank Offered Rates

OAT – Obligations Assimilables du Trésor

OSE – Osaka Securities Exchange

PJSC – Public Joint Stock Company

REIT – Real Estate Investment Trust

TBA – To Be Announced

TIPS – Treasury Inflation Protected Security

See notes to financial statements.

abfunds.com	AB GLOBAL BOND FUND | 71

STATEMENT OF ASSETS & LIABILITIES

September 30, 2019

Assets
Investments in securities, at value
Unaffiliated issuers (cost $7,025,004,667)	$7,229,495,200
Affiliated issuers (cost $25,883,752)	25,883,752
Cash collateral due from broker	3,868,120
Foreign currencies, at value (cost $5,119,504)	5,007,746
Receivable for investment securities sold and foreign currency transactions	148,734,294
Unrealized appreciation on forward currency exchange contracts	93,551,684
Unaffiliated interest receivable	45,186,542
Receivable for capital stock sold	13,289,971
Receivable for newly entered credit default swaps	6,890,492
Receivable for variation margin on futures	391,287
Market value of credit default swaps (net premiums received $2,303,369)	280,159
Receivable for variation margin on centrally cleared swaps	154,213
Affiliated dividends receivable	154,206

Total assets	7,572,887,666

Liabilities
Payable for investment securities purchased	280,083,318
Unrealized depreciation on forward currency exchange contracts	31,253,734
Payable for capital stock redeemed	8,489,071
Payable for newly entered credit default swaps	7,248,451
Market value of credit default swaps (net premiums received $7,786,162)	7,074,303
Advisory fee payable	2,494,542
Dividends payable	1,790,655
Distribution fee payable	257,742
Payable for variation margin on centrally cleared swaps	221,639
Transfer Agent fee payable	138,487
Cash collateral received from broker	57,000
Due to Counterparty	17,442
Administrative fee payable	16,984
Payable for variation margin on futures	8,249
Accrued expenses and other liabilities	2,869,106

Total liabilities	342,020,723

Net Assets	$7,230,866,943

Composition of Net Assets
Capital stock, at par	$834,815
Additional paid-in capital	6,950,828,332
Distributable earnings	279,203,796

$7,230,866,943

See notes to financial statements.

72 | AB GLOBAL BOND FUND	abfunds.com

STATEMENT OF ASSETS & LIABILITIES (continued)

Net Asset Value Per Share—27 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$758,637,794	87,522,726	$8.67	*

B	$327,058	37,720	$8.67

C	$104,089,200	11,970,610	$8.70

Advisor	$4,845,448,303	559,493,151	$8.66

R	$69,423,545	8,015,385	$8.66

K	$19,575,850	2,259,791	$8.66

I	$852,565,810	98,461,356	$8.66

Z	$580,799,383	67,054,273	$8.66

*	The maximum offering price per share for Class A shares was $9.05, which reflects a sales charge of 4.25%.

See notes to financial statements.

abfunds.com	AB GLOBAL BOND FUND | 73

STATEMENT OF OPERATIONS

Year Ended September 30, 2019

Investment Income
Interest (net of foreign taxes withheld of $488,694)	$192,956,610
Dividends
Affiliated issuers	2,111,972
Unaffiliated issuers	100,092	$195,168,674

Expenses
Advisory fee (see Note B)	31,395,900
Transfer agency—Class A	629,324
Transfer agency—Class B	641
Transfer agency—Class C	105,047
Transfer agency—Advisor Class	3,728,916
Transfer agency—Class R	184,995
Transfer agency—Class K	36,340
Transfer agency—Class I	583,194
Transfer agency—Class Z	106,018
Distribution fee—Class A	1,936,076
Distribution fee—Class B	4,251
Distribution fee—Class C	1,271,227
Distribution fee—Class R	355,760
Distribution fee—Class K	45,425
Custodian	657,308
Printing	412,123
Registration fees	248,017
Audit and tax	130,621
Administrative	72,771
Legal	42,796
Directors’ fees	23,463
Miscellaneous	211,625

Total expenses before interest expense	42,181,838
Interest expense	71,840

Total expenses	42,253,678
Less: expenses waived and reimbursed by the Adviser (see Note B)	(91,848)

Net expenses		42,161,830

Net investment income		153,006,844

See notes to financial statements.

74 | AB GLOBAL BOND FUND	abfunds.com

STATEMENT OF OPERATIONS (continued)

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	$65,955,004 (a)
Forward currency exchange contracts	180,955,524
Futures	(6,776,174)
Options written	7,717,585
Swaps	(8,860,786)
Swaptions written	2,670,990
Foreign currency transactions	(69,411,125)
Net change in unrealized appreciation/depreciation on:
Investments	276,266,367 (b)
Forward currency exchange contracts	20,955,266
Futures	(17,982,529)
Options written	1,992,588
Swaps	(23,650,582)
Foreign currency denominated assets and liabilities	468,867

Net gain on investment and foreign currency transactions	430,300,995

Contributions from Affiliates (see Note B)	5,411

Net Increase in Net Assets from Operations	$583,313,250

(a)	Net of foreign capital gains taxes of $378,797.

(b)	Net of increase in accrued foreign capital gains of $1,218,673.

See notes to financial statements.

abfunds.com	AB GLOBAL BOND FUND | 75

STATEMENT OF CHANGES IN NET ASSETS

Year Ended September 30, 2019	Year Ended September 30, 2018
Increase (Decrease) in Net Assets from Operations
Net investment income	$153,006,844	$163,965,434
Net realized gain (loss) on investment and foreign currency transactions	172,251,018	(834,219)
Net change in unrealized appreciation/depreciation on investments and foreign currency denominated assets and liabilities	258,049,977	(186,985,105)
Contributions from Affiliates (see Note B)	5,411	– 0	–

Net increase (decrease) in net assets from operations	583,313,250	(23,853,890)
Distributions to Shareholders
Class A	(19,779,538)	(21,810,531)
Class B	(7,743)	(11,284)
Class C	(2,327,089)	(2,966,052)
Advisor Class	(127,853,549)	(119,675,497)
Class R	(1,517,069)	(1,604,973)
Class K	(436,278)	(844,316)
Class I	(21,987,749)	(20,149,714)
Class Z	(15,015,492)	(11,306,387)
Capital Stock Transactions
Net increase (decrease)	(46,474,488)	270,112,242
Proceeds from third party service provider (see Note E)	– 0	–	1,081

Total increase	347,914,255	67,890,679
Net Assets
Beginning of period	6,882,952,688	6,815,062,009

End of period	$7,230,866,943	$6,882,952,688

See notes to financial statements.

76 | AB GLOBAL BOND FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS

September 30, 2019

NOTE A

Significant Accounting Policies

AB Global Bond Fund, Inc. (the “Fund”) was incorporated as a Maryland corporation on February 3, 1992 and is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares. Class T shares have been authorized but currently are not offered. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Effective August 2, 2019, sales of Class B shares were suspended. On November 7, 2019, all remaining outstanding Class B shares of the Fund were converted to Class A shares. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class, Class I and Class Z shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expense. All nine classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national

abfunds.com	AB GLOBAL BOND FUND | 77

NOTES TO FINANCIAL STATEMENTS (continued)

securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements

78 | AB GLOBAL BOND FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows

abfunds.com	AB GLOBAL BOND FUND | 79

NOTES TO FINANCIAL STATEMENTS (continued)

which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively, the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options generally will be classified as Level 2. For options that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data

80 | AB GLOBAL BOND FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Bank loan prices are provided by third party pricing services and consist of a composite of the quotes received by the vendor into a consensus price. Certain bank loans are classified as Level 3, as significant input used in the fair value measurement of these instruments is the market quotes that are received by the vendor and these inputs are not observable.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of September 30, 2019:

Investments in Securities	Level 1			Level 2		Level 3			Total
Assets:
Governments – Treasuries	$	– 0	–	$2,596,177,994		$	– 0	–	$2,596,177,994
Corporates – Investment Grade		– 0	–	1,715,986,652			– 0	–	1,715,986,652
Inflation-Linked Securities		– 0	–	523,007,540			– 0	–	523,007,540
Mortgage Pass-Throughs		– 0	–	470,651,789			– 0	–	470,651,789
Collateralized Mortgage Obligations		– 0	–	341,231,291			– 0	–	341,231,291
Covered Bonds		– 0	–	304,913,703			– 0	–	304,913,703
Corporates – Non-Investment Grade		– 0	–	267,843,208			0	#	267,843,208
Quasi-Sovereigns		– 0	–	212,428,386			– 0	–	212,428,386
Collateralized Loan Obligations		– 0	–	– 0	–		189,883,264		189,883,264
Commercial Mortgage-Backed Securities		– 0	–	165,103,869			– 0	–	165,103,869
Governments – Sovereign Bonds		– 0	–	105,849,121			– 0	–	105,849,121
Local Governments – Provincial Bonds		– 0	–	84,872,125			– 0	–	84,872,125

abfunds.com	AB GLOBAL BOND FUND | 81

NOTES TO FINANCIAL STATEMENTS (continued)

Investments in Securities	Level 1			Level 2		Level 3			Total
Emerging Markets – Sovereigns	$	– 0	–	$75,518,993		$	– 0	–	$75,518,993
Supranationals		– 0	–	43,238,709			– 0	–	43,238,709
Bank Loans		– 0	–	28,845,527			9,518,883		38,364,410
Asset-Backed Securities		– 0	–	– 0	–		19,988,776		19,988,776
Local Governments – US Municipal Bonds		– 0	–	15,172,752			– 0	–	15,172,752
Emerging Markets – Corporate Bonds		– 0	–	11,463,785			– 0	–	11,463,785
Common Stocks		43,212		1,659,983			9,350,684		11,053,879
Emerging Markets – Treasuries		– 0	–	10,878,946			– 0	–	10,878,946
Whole Loan Trusts		– 0	–	– 0	–		957,458		957,458
Agencies		– 0	–	572,509			– 0	–	572,509
Warrants		343		– 0	–		0	#	343
Short-Term Investments:
Investment Companies		25,883,752		– 0	–		– 0	–	25,883,752
Time Deposits		– 0	–	24,335,698			– 0	–	24,335,698

Total Investments in Securities		25,927,307		6,999,752,580			229,699,065		7,255,378,952
Other Financial Instruments*:
Assets
Futures		2,813,785		– 0	–		– 0	–	2,813,785	†
Forward Currency Exchange Contracts		– 0	–	93,551,684			– 0	–	93,551,684
Centrally Cleared Credit Default Swaps		– 0	–	10,561,368			– 0	–	10,561,368	†
Centrally Cleared Interest Rate Swaps		– 0	–	31,920,722			– 0	–	31,920,722	†
Credit Default Swaps		– 0	–	280,159			– 0	–	280,159
Liabilities
Futures		(13,953,577)		– 0	–		– 0	–	(13,953,577	)†
Forward Currency Exchange Contracts		– 0	–	(31,253,734)			– 0	–	(31,253,734)
Centrally Cleared Credit Default Swaps		– 0	–	(16,905,895)			– 0	–	(16,905,895	)†
Centrally Cleared Interest Rate Swaps		– 0	–	(50,354,125)			– 0	–	(50,354,125	)†
Credit Default Swaps		– 0	–	(7,074,303)			– 0	–	(7,074,303)

Total		$14,787,515		$7,030,478,456			$229,699,065		$7,274,965,036

#	The Fund held securities with zero market value at period end.

*

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

†

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

82 | AB GLOBAL BOND FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Corporates - Investment Grade			Corporates - Non-Investment Grade#			Collateralized Loan Obligations		Commercial Mortgage - Backed Securities
Balance as of 9/30/18		$23,829,854		$	– 0	–	$145,611,533			$73,001,921
Accrued discounts/ (premiums)		– 0	–		– 0	–	1,409			6,462
Realized gain (loss)		263,770			– 0	–	(34,112)			371,969
Change in unrealized appreciation/ depreciation		(69,854)			– 0	–	(1,048,167)			(233,088)
Purchases		– 0	–		– 0	–	48,223,223			– 0	–
Sales/Paydowns		(24,023,770)			– 0	–	(2,870,622)			(11,493,768)
Transfers into Level 3		– 0	–		– 0	–	– 0	–		– 0	–
Transfers out of Level 3		– 0	–		– 0	–	– 0	–		(61,653,496)

Balance as of 9/30/19	$	– 0	–	$	– 0	–	$189,883,264		$	– 0	–

Net change in unrealized appreciation/ depreciation from investments held as of 9/30/19**	$	– 0	–	$	– 0	–	$(1,048,272)		$	– 0	–

	Bank Loans			Asset-Backed Securities			Emerging Markets - Corporate Bonds		Common Stocks
Balance as of 9/30/18		$13,652,453			$19,479,566		$260,365			$11,779,842
Accrued discounts/ (premiums)		15,640			4,050		– 0	–		– 0	–
Realized gain (loss)		559			3,652		– 0	–		1,121,969
Change in unrealized appreciation/ depreciation		125,164			625,661		– 0	–		(1,595,529)
Purchases		9,425,534			6,592,475		– 0	–		– 0	–
Sales/Paydowns		(48,014)			(6,716,628)		– 0	–		(1,955,598)
Transfers into Level 3		– 0	–		– 0	–	– 0	–		– 0	–

abfunds.com	AB GLOBAL BOND FUND | 83

NOTES TO FINANCIAL STATEMENTS (continued)

	Bank Loans		Asset-Backed Securities			Emerging Markets - Corporate Bonds			Common Stocks
Transfers out of Level 3	$(13,652,453)		$	– 0	–		$(260,365)		$	– 0	–

Balance as of 9/30/19	$9,518,883			$19,988,776		$	– 0	–		$9,350,684

Net change in unrealized appreciation/ depreciation from investments held as of 9/30/19**	$125,164			$618,336		$	– 0	–		$(379,892)

	Whole Loan Trusts		Warrants#			Total
Balance as of 9/30/18	$3,054,565		$	– 0	–		$290,670,099
Accrued discounts/ (premiums)	2,453			– 0	–		30,014
Realized gain (loss)	(1,751,218)			– 0	–		(23,411)
Change in unrealized appreciation/ depreciation	947,361			– 0	–		(1,248,452)
Purchases	– 0	–		– 0	–		64,241,232
Sales/Paydowns	(1,295,703)			– 0	–		(48,404,103)
Transfers into Level 3	– 0	–		– 0	–		– 0	–
Transfers out of Level 3	– 0	–		– 0	–		(75,566,314)

Balance as of 9/30/19	$957,458		$	– 0	–		$229,699,065	+

Net change in unrealized appreciation/depreciation from investments held as of 9/30/19**	$(461,499)		$	– 0	–		$(1,146,163)

**	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation on investments and other financial instruments in the accompanying statement of operations.

#	The Fund held securities with zero market value at period end.

+	An amount of $75,566,314 was transferred out of Level 3 into Level 2 as improved transparency of price inputs has increased the observability during the reporting period.

84 | AB GLOBAL BOND FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

The following presents information about significant unobservable inputs related to the Fund’s Level 3 investments at September 30, 2019. Securities priced by third party vendors, are excluded from the following table.

Quantitative Information about Level 3 Fair Value Measurements

	Fair Value at 9/30/19	Valuation Technique	Unobservable Input	Input
Common Stocks	$9,350,684	Market Approach	NAV Equivalent	$963.79
Whole Loan Trusts	$606,639	Recovery Analysis	Cumulative Loss	28%
	$162,538	Recovery Analysis	Cumulative Loss	32%
	$188,281	Discounted Cash Flow	Cash Flow Yield	100.00%

	$957,458

Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. Significant increases (decreases) in NAV Equivalent and Cash Flow Yield in isolation would be expected to result in a significantly higher (lower) fair value measurement. A significant increase (decrease) in Cumulative Loss in isolation would be expected to result in a significant lower (higher) fair value measurement.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

abfunds.com	AB GLOBAL BOND FUND | 85

NOTES TO FINANCIAL STATEMENTS (continued)

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

86 | AB GLOBAL BOND FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .50% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended September 30, 2019, the reimbursement for such services amounted to $72,771.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $1,639,062 for the year ended September 30, 2019.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $8,806 from the sale of Class A shares and received $4,176, $246 and $7,138 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended September 30, 2019.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of ..20% of the portfolio’s average daily net assets and bears its own expenses. Effective August 1, 2018, the Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2020. In connection with the investment by the Fund in the Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended September 30, 2019, such waiver amounted to $91,848.

abfunds.com	AB GLOBAL BOND FUND | 87

NOTES TO FINANCIAL STATEMENTS (continued)

A summary of the Fund’s transactions in AB mutual funds for the year ended September 30, 2019 is as follows:

Fund	Market Value 9/30/18 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 9/30/19 (000)	Dividend Income (000)
Government Money Market Portfolio	$46,959	$3,165,944	$3,187,019	$25,884	$2,112

During the year ended September 30, 2019, the Adviser reimbursed the Fund $5,411 for trading losses incurred due to a trade entry error.

During the second quarter of 2018, AXA S.A. (“AXA”), a French holding company for the AXA Group, a worldwide leader in life, property and casualty and health insurance and asset management, completed the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (“AXA Equitable”), through an initial public offering. AXA Equitable is the holding company for a diverse group of financial services companies, including an approximately 65.3% economic interest in the Adviser and a 100% interest in AllianceBernstein Corporation, the general partner of the Adviser. Since the initial sale, AXA has completed additional offerings, most recently during the fourth quarter of 2019. As a result, AXA owned 10.1% of the outstanding shares of common stock of AXA Equitable as of November 13, 2019, and no longer owns a controlling interest in AXA Equitable. AXA previously announced its intention to sell its entire interest in AXA Equitable over time, subject to market conditions and other factors (the “Plan”). Most of AXA’s remaining AXA Equitable shares are to be delivered on redemption of AXA bonds mandatorily exchangeable into AXA Equitable shares and maturing in May 2021. AXA retains sole discretion to determine the timing of any future sales of its remaining shares of AXA Equitable common stock.

The latest transaction under the Plan, which occurred on November 13, 2019, resulted in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and was deemed an “assignment” causing a termination of the Fund’s investment advisory agreement. In order to ensure that investment advisory services could continue uninterrupted in the event of a Change of Control Event, the Board previously approved a new investment advisory agreement with the Adviser. Shareholders of the Fund subsequently approved the new investment advisory agreement, which became effective on November 13, 2019.

88 | AB GLOBAL BOND FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on Advisor Class, Class I and Class Z shares. Payments under the Agreement in respect of Class A shares are currently limited to an annual rate of .25% of Class A shares’ average daily net assets. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $25,194,879, $15,477,145, $1,169,969, and $294,730 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended September 30, 2019, were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$6,776,044,902	$5,909,739,454
U.S. government securities	1,946,579,148	2,759,969,325

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$7,056,643,744

Gross unrealized appreciation	$399,469,729
Gross unrealized depreciation	(217,469,733)

Net unrealized appreciation	$181,999,996

abfunds.com	AB GLOBAL BOND FUND | 89

NOTES TO FINANCIAL STATEMENTS (continued)

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended September 30, 2019, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by

90 | AB GLOBAL BOND FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended September 30, 2019, the Fund held futures for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Fund may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the

abfunds.com	AB GLOBAL BOND FUND | 91

NOTES TO FINANCIAL STATEMENTS (continued)

exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. The Fund’s maximum payment for written put options equates to the number of shares multiplied by the strike price. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

The Fund may also invest in options on swap agreements, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties. The Fund’s maximum payment for written put swaptions equates to the notional amount of the underlying swap. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract.

During the year ended September 30, 2019, the Fund held purchased options for hedging and non-hedging purposes.

92 | AB GLOBAL BOND FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

During the year ended September 30, 2019, the Fund held purchased swaptions for hedging and non-hedging purposes.

During the year ended September 30, 2019, the Fund held written options for hedging and non-hedging purposes.

During the year ended September 30, 2019, the Fund held written swaptions for hedging and non-hedging purposes.

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, and currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures including by making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for OTC swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in

abfunds.com	AB GLOBAL BOND FUND | 93

NOTES TO FINANCIAL STATEMENTS (continued)

the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest

94 | AB GLOBAL BOND FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended September 30, 2019, the Fund held interest rate swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same referenced obligation with the same counterparty.

Credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

abfunds.com	AB GLOBAL BOND FUND | 95

NOTES TO FINANCIAL STATEMENTS (continued)

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the year ended September 30, 2019, the Fund held credit default swaps for hedging and non-hedging purposes.

Variance Swaps:

The Fund may enter into variance swaps to hedge equity market risk or adjust exposure to the equity markets. Variance swaps are contracts in which two parties agree to exchange cash payments based on the difference between the stated level of variance and the actual variance realized on underlying asset(s) or index(es). Actual “variance” as used here is defined as the sum of the square of the returns on the reference asset(s) or index(es) (which in effect is a measure of its “volatility”) over the length of the contract term. So the parties to a variance swap can be said to exchange actual volatility for a contractually stated rate of volatility.

During the year ended September 30, 2019, the Fund held variance swaps for hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

96 | AB GLOBAL BOND FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty tables below for additional details.

During the year ended September 30, 2019, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on futures	$2,813,785	*	Receivable/Payable for variation margin on futures	$13,953,577	*

Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	31,840,755	*	Receivable/Payable for variation margin on centrally cleared swaps	50,247,837	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	93,551,684		Unrealized depreciation on forward currency exchange contracts	31,253,734

Credit contracts	Market value of credit default swaps	280,159		Market value of credit default swaps	7,074,303

Credit contracts	Receivable/Payable for variation margin on centrally cleared swaps	252,796	*	Receivable/Payable for variation margin on centrally cleared swaps	3,146,774	*

Total		$128,739,179			$105,676,225

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/depreciation on futures and centrally cleared swaps as reported in the portfolio of investments.

abfunds.com	AB GLOBAL BOND FUND | 97

NOTES TO FINANCIAL STATEMENTS (continued)

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain/(loss) on swaps; Net change in unrealized appreciation/depreciation on swaps	$(1,687,183)	$(24,239,175)

Interest rate contracts	Net realized gain/(loss) on futures; Net change in unrealized appreciation/depreciation on futures	(6,776,174)	(17,982,529)

Interest rate contracts	Net realized gain/(loss) on investment transactions; Net change in unrealized appreciation/depreciation on investments	(3,891,624)	– 0	–

Interest rate contracts	Net realized gain/(loss) on swaptions written; Net change in unrealized appreciation/depreciation on swaptions written	2,670,990	– 0	–

Foreign currency contracts	Net realized gain/(loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation on forward currency exchange contracts	180,955,524	20,955,266

Foreign currency contracts	Net realized gain/(loss) on investment transactions; Net change in unrealized appreciation/depreciation on investments	(7,854,112)	1,069,130

Foreign currency contracts	Net realized gain/(loss) on options written; Net change in unrealized appreciation/depreciation on options written	7,717,585	1,992,588

98 | AB GLOBAL BOND FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)

Foreign currency contracts	Net realized gain/(loss) on swaps; Net change in unrealized appreciation/depreciation on swaps	$(6,440,239)	$354,879

Credit contracts	Net realized gain/(loss) on swaps; Net change in unrealized appreciation/depreciation on swaps	(733,364)	233,714

Total		$163,961,403	$(17,616,127)

The following table represents the average monthly volume of the Fund’s derivative transactions during the year ended September 30, 2019:

Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$277,414,251
Average notional amount of sale contracts	$175,707,912

Centrally Cleared Interest Rate Swaps
Average notional amount	$2,697,994,759

Credit Default Swaps:
Average notional amount of sale contracts	$199,884,615

Forward Currency Exchange Contracts:
Average principal amount on buy contracts	$1,540,698,498
Average principal amount on sale contracts	$5,196,464,318

Futures:
Average notional amount of buy contracts	$1,706,691,064
Average notional amount of sale contracts	$1,172,011,513

Variance Swaps:
Average notional amount	$1,947,341	(a)
Options Written:
Average notional amount	$226,053,722	(b)

Purchased Options:
Average notional amount	$362,871,068	(c)

Purchased Swaptions:
Average notional amount	$401,078,172	(c)

Swaptions Written:
Average notional amount	$740,768,414	(d)

(a)	Positions were open for seven months during the reporting period.

(b)	Positions were open for nine months during the reporting period.

(c)	Positions were open for five months during the reporting period.

(d)	Positions were open for six months during the reporting period.

abfunds.com	AB GLOBAL BOND FUND | 99

NOTES TO FINANCIAL STATEMENTS (continued)

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of September 30, 2019. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the tables.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset	Cash Collateral Received*	Security Collateral Received*	Net Amount of Derivative Assets
Australia & New Zealand Bank Group Ltd.	$157,984	$(61,513)	$	– 0	–	$	– 0	–	$96,471
Bank of America, NA	840,058	(840,058)	– 0	–	– 0	–	– 0	–
Barclays Bank PLC	1,557,812	(1,557,812)	– 0	–	– 0	–	– 0	–
BNP Paribas SA	4,098,239	(458,406)	– 0	–	– 0	–	3,639,833
Brown Brothers Harriman & Co.	81,346	(81,346)	– 0	–	– 0	–	– 0	–
Citibank, NA / Citigroup Global Markets, Inc.	2,470,515	(1,111,468)	– 0	–	– 0	–	1,359,047
Credit Suisse International	1,584,240	(1,220,830)	– 0	–	– 0	–	363,410
Deutsche Bank AG	40,029	(40,029)	– 0	–	– 0	–	– 0	–
Goldman Sachs Bank USA / Goldman Sachs International	4,476,717	(4,476,717)	– 0	–	– 0	–	– 0	–
HSBC Bank USA	4,522,219	(477,638)	– 0	–	– 0	–	4,044,581
JPMorgan Chase Bank, NA	3,192,401	(3,192,401)	– 0	–	– 0	–	– 0	–
Morgan Stanley Capital Services LLC	13,235,792	(6,228,679)	– 0	–	– 0	–	7,007,113
Royal Bank of Scotland PLC/ Natwest Markets PLC	38,844,308	(6,033,164)	– 0	–	(358,928)	32,452,216
Standard Chartered Bank	1,632,177	(167,652)	– 0	–	– 0	–	1,464,525
UBS AG	17,098,006	– 0	–	– 0	–	– 0	–	17,098,006

Total	$93,831,843	$(25,947,713)	$	– 0	–	$(358,928)	$67,525,202	^

100 | AB GLOBAL BOND FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset	Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivative Liabilities
Australia & New Zealand Bank Group Ltd.	$61,513	$(61,513)	$	– 0	–	$	– 0	–	$	– 0	–
Bank of America, NA	1,793,247	(840,058)		– 0	–		(257,977)			695,212
Barclays Bank PLC	5,129,965	(1,557,812)		– 0	–		(1,068,678)			2,503,475
BNP Paribas SA	458,406	(458,406)		– 0	–		– 0	–		– 0	–
Brown Brothers Harriman & Co.	3,067,809	(81,346)		– 0	–		– 0	–		2,986,463
Citibank, NA / Citigroup Global Markets, Inc.	1,111,468	(1,111,468)		– 0	–		– 0	–		– 0	–
Credit Suisse International	1,220,830	(1,220,830)		– 0	–		– 0	–		– 0	–
Deutsche Bank AG	178,841	(40,029)		– 0	–		(138,812)			– 0	–
Goldman Sachs Bank USA / Goldman Sachs International	7,638,258	(4,476,717)		– 0	–		(3,161,541)			– 0	–
HSBC Bank USA	477,638	(477,638)		– 0	–		– 0	–		– 0	–
JPMorgan Chase Bank, NA	4,760,567	(3,192,401)		– 0	–		– 0	–		1,568,166
Morgan Stanley Capital Services LLC	6,228,679	(6,228,679)		– 0	–		– 0	–		– 0	–
Royal Bank of Scotland PLC/ Natwest Markets PLC	6,033,164	(6,033,164)		– 0	–		– 0	–		– 0	–
Standard Chartered Bank	167,652	(167,652)		– 0	–		– 0	–		– 0	–

Total	$38,328,037	$(25,947,713)	$	– 0	–		$(4,627,008)			$7,753,316	^

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

^

Net amount represents the net receivable/(payable) that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

abfunds.com	AB GLOBAL BOND FUND | 101

NOTES TO FINANCIAL STATEMENTS (continued)

3. TBA and Dollar Rolls

The Fund may invest in TBA mortgage-backed securities. A TBA, or “To Be Announced”, trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agreed-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade.

Mortgage pools (including fixed-rate or variable-rate mortgages) guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, are subsequently allocated to the TBA transactions.

The Fund may enter into certain TBA transactions known as dollar rolls. Dollar rolls involve sales by the Fund of securities for delivery in the current month and the Fund’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques. During the year ended September 30, 2019, the Fund did not engage in dollar rolls.

4. Reverse Repurchase Agreements

The Fund may enter into reverse repurchase transactions (“RVP”) in accordance with the terms of a Master Repurchase Agreement (“MRA”), under which the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value comparable to the repurchase price. Under the MRA and other Master Agreements, the Fund is permitted to offset payables and/or receivables with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund in the event of a default. In the event of a default by a MRA counterparty, the Fund may be considered an unsecured creditor with respect to any excess collateral (collateral with a market value in excess of the repurchase price) held by and/or posted to the counterparty, and as such, the return of such excess collateral may be delayed or denied. For the year ended September 30, 2019, the average amount of reverse repurchase agreements outstanding was $2,704,025 and the daily

102 | AB GLOBAL BOND FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

weighted average interest rate was 0.99%. As of September 30, 2019, the Fund did not hold reverse repurchase agreements.

5. Loan Participations and Assignments

The Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers, either in the form of participations at the time the loan is originated (“Participations”) or by buying an interest in the loan in the secondary market from a financial institution or institutional investor (“Assignments”). A loan is often administered by a bank or other financial institution (the “Lender”) that acts as agent for all holders. The agent administers the terms of the loan as specified in the loan agreement. When investing in Participations, the Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. In addition, when investing in Participations, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender and only upon receipt of payments by the Lender from the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the Lender. When the Fund purchases Assignments from Lenders, it will typically acquire direct rights against the borrower on the loan. These loans may include participations in “bridge loans”, which are loans taken out by borrowers for a short period (typically less than six months) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high-yield bonds issued for the purpose of acquisitions. The Fund may also participate in unfunded loan commitments, which are contractual obligations for investing in future Participations, and may receive a commitment fee based on the amount of the commitment. Under these arrangements, the Fund may receive a fixed rate commitment fee and, if and to the extent the borrower borrows under the facility, the Fund may receive an additional funding fee.

Unfunded loan commitments and funded loans are marked to market daily.

As of September 30, 2019, the Fund had no unfunded loan commitments outstanding.

As of September 30, 2019, the Fund had no bridge loan commitments outstanding.

During the year ended September 30, 2019, the Fund received no commitment fees or additional funding fees.

abfunds.com	AB GLOBAL BOND FUND | 103

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2019	Year Ended September 30, 2018

Class A
Shares sold	13,185,600	20,073,580	$109,965,283	$167,038,449

Shares issued in reinvestment of dividends	1,794,824	1,936,251	14,973,830	16,089,465

Shares converted from Class B	24,068	59,796	201,430	499,892

Shares converted from Class C	2,853,231	3,093,435	24,254,477	25,707,038

Shares redeemed	(29,369,389)	(45,114,469)	(245,198,136)	(374,827,042)

Net decrease	(11,511,666)	(19,951,407)	$(95,803,116)	$(165,492,198)

Class B
Shares sold	2,639	4,124	$21,966	$34,304

Shares issued in reinvestment of dividends	877	1,218	7,280	10,135

Shares converted to Class A	(24,065)	(59,792)	(201,430)	(499,892)

Shares redeemed	(5,164)	(8,441)	(43,520)	(70,523)

Net decrease	(25,713)	(62,891)	$(215,704)	$(525,976)

Class C
Shares sold	1,165,503	1,313,140	$9,751,559	$10,981,636

Shares issued in reinvestment of dividends	214,585	270,005	1,789,198	2,251,210

Shares converted to Class A	(2,843,852)	(3,082,719)	(24,254,477)	(25,707,038)

Shares redeemed	(4,380,365)	(6,678,456)	(36,622,842)	(55,720,665)

Net decrease	(5,844,129)	(8,178,030)	$(49,336,562)	$(68,194,857)

Advisor Class
Shares sold	160,197,522	183,038,844	$1,338,116,377	$1,521,545,978

Shares issued in reinvestment of dividends	11,227,537	10,615,631	93,696,688	88,067,430

Shares redeemed	(170,683,834)	(154,088,929)	(1,418,887,407)	(1,278,807,982)

Net increase	741,225	39,565,546	$12,925,658	$330,805,426

104 | AB GLOBAL BOND FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

	Shares		Amount
	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2019	Year Ended September 30, 2018

Class R
Shares sold	2,107,504	3,324,704	$17,600,783	$27,726,727

Shares issued in reinvestment of dividends	181,939	192,292	1,514,274	1,596,148

Shares redeemed	(3,458,926)	(4,293,094)	(28,829,199)	(35,744,275)

Net decrease	(1,169,483)	(776,098)	$(9,714,142)	$(6,421,400)

Class K
Shares sold	816,047	1,537,186	$6,831,469	$12,785,721

Shares issued in reinvestment of dividends	52,186	97,925	435,444	813,042

Shares redeemed	(642,414)	(3,909,077)	(5,377,731)	(32,199,370)

Net increase (decrease)	225,819	(2,273,966)	$1,889,182	$(18,600,607)

Class I
Shares sold	19,464,845	22,528,212	$162,839,609	$186,861,568

Shares issued in reinvestment of dividends	2,556,550	2,386,088	21,348,629	19,793,000

Shares redeemed	(18,096,409)	(19,234,816)	(150,457,051)	(159,640,437)

Net increase	3,924,986	5,679,484	$33,731,187	$47,014,131

Class Z
Shares sold	27,111,318	27,187,414	$226,662,183	$225,668,100

Shares issued in reinvestment of dividends	1,779,404	1,350,047	14,868,369	11,193,204

Shares redeemed	(21,720,766)	(10,278,394)	(181,481,543)	(85,333,581)

Net increase	7,169,956	18,259,067	$60,049,009	$151,527,723

For the year ended September 30, 2018 a third party vendor reimbursed the Fund $1,081, for losses incurred due to a trade entry error. This amount is presented in the Fund’s statement of changes in net assets. Neither the Fund nor its affiliates were involved in the proceedings or the calculation of the payment.

NOTE F

Risks Involved in Investing in the Fund

Interest Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

abfunds.com	AB GLOBAL BOND FUND | 105

NOTES TO FINANCIAL STATEMENTS (continued)

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments and negative perceptions of the junk bond market generally and may be more difficult to trade or dispose of than other types of securities.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater if the Fund invests a significant portion of its assets in fixed-income securities with longer maturities.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade or dispose of due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Mortgage-Related and/or Other Asset-Backed Securities Risk—Investments in mortgage-related and other asset-backed securities are subject to certain additional risks. The value of these securities may be

106 | AB GLOBAL BOND FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by non-governmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Illiquid Investments Risk—Illiquid investments risk exists when certain investments become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemption of Fund shares. Foreign fixed-income securities may have more illiquid investments risk because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently. Illiquid investments risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline.

Active Trading Risk—The Fund expects to engage in active and frequent trading of its portfolio securities and its portfolio turnover rate may greatly exceed 100%. A higher rate of portfolio turnover increases transaction costs, which may negatively affect the Fund’s return. In addition, a high

abfunds.com	AB GLOBAL BOND FUND | 107

NOTES TO FINANCIAL STATEMENTS (continued)

rate of portfolio turnover may result in substantial short-term gains, which may have adverse tax consequences for Fund shareholders.

LIBOR Risk—A Fund may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In July 2017, the United Kingdom Financial Conduct Authority, which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. Although financial regulators and industry working groups have suggested alternative reference rates, such as European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR remains unclear. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting a Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

108 | AB GLOBAL BOND FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended September 30, 2019.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended September 30, 2019 and September 30, 2018 were as follows:

	2019	2018
Distributions paid from:
Ordinary income	$188,924,507	$178,368,754

Total taxable distributions paid	$188,924,507	$178,368,754

As of September 30, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$142,552,626
Accumulated capital and other losses	(38,445,806	)(a)
Unrealized appreciation/(depreciation)	180,424,652	(b)

Total accumulated earnings/(deficit)	$284,531,472	(c)

(a)

As of September 30, 2019, the Fund had a net capital loss carryforward of $29,099,037. During the fiscal year, the Fund utilized $46,641,997 of capital loss carry forwards to offset current year net realized gains. As of September 30, 2019, the cumulative deferred loss on straddles was $9,346,769.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments, the tax treatment of passive foreign investment companies (PFICs), the tax treatment of swaps, the tax deferral of losses on wash sales, and amortization on callable bonds.

(c)

The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to the accrual of foreign capital gains tax, the tax treatment of defaulted securities, and dividends payable.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of September 30, 2019, the Fund had a net long-term capital loss carryforward of $29,099,037, which may be carried forward for an indefinite period.

abfunds.com	AB GLOBAL BOND FUND | 109

NOTES TO FINANCIAL STATEMENTS (continued)

During the current fiscal year, permanent differences primarily due to contributions from the Adviser resulted in a net increase in distributable earnings and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE I

Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2018-13, Fair Value Measurement (Topic 820), Disclosure Framework-Changes to the Disclosure Requirements for Fair Value Measurement which removes, modifies and adds disclosures to Topic 820. The amendments in this ASU 2018-13 (“ASU”) apply to all entities that are required, under existing U.S. GAAP, to make disclosures about recurring or nonrecurring fair value measurements. The amendments in this ASU are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has evaluated the impact of the amendments and elected to early adopt the ASU. The adoption of this ASU did not have a material impact on the disclosure and presentation of the financial statements of the Fund.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

110 | AB GLOBAL BOND FUND	abfunds.com

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class A
	Year Ended September 30,
	2019		2018		2017		2016		2015

Net asset value, beginning of period	$ 8.19		$ 8.43		$ 8.59		$ 8.34		$ 8.52

Income From Investment Operations

Net investment income(a)	.17	(b)	.18	(b)	.18	(b)	.17	(b)	.18

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.52		(.22)		(.09)		.39		(.02)

Contributions from Affiliates	.00	(c)	– 0	–	– 0	–	.00	(c)	.00	(c)

Capital Contributions	– 0	–	.00	(c)	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	.69		(.04)		.09		.56		.16

Less: Dividends and Distributions

Dividends from net investment income	(.21)		(.20)		(.18)		(.30)		(.34)

Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	(.07)		(.01)		(.00	)(c)

Total dividends and distributions	(.21)		(.20)		(.25)		(.31)		(.34)

Net asset value, end of period	$ 8.67		$ 8.19		$ 8.43		$ 8.59		$ 8.34

Total Return

Total investment return based on net asset value(d)*	8.58%		(.50)%		1.10%		6.92%		1.95%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$758,638		$810,782		$1,002,880		$1,293,750		$1,060,976

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	.81%		.81%		.82%		.85%		.90%

Expenses, before waivers/reimbursements(e)	.81%		.82%		.83%		.85%		.90%

Net investment income	2.02	%(b)	2.16	%(b)	2.09	%(b)	2.05	%(b)	2.09%

Portfolio turnover rate	126%		369%		107%		113%		167%

See footnote summary on page 119.

abfunds.com	AB GLOBAL BOND FUND | 111

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class B
	Year Ended September 30,
	2019		2018		2017		2016		2015

Net asset value, beginning of period	$ 8.19		$ 8.43		$ 8.59		$ 8.34		$ 8.52

Income From Investment Operations

Net investment income(a)	.10	(b)	.11	(b)	.11	(b)	.10	(b)	.11

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.52		(.22)		(.09)		.40		(.01)

Contributions from Affiliates	.00	(c)	– 0	–	– 0	–	.00	(c)	.00	(c)

Capital Contributions	– 0	–	.00	(c)	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	.62		(.11)		.02		.50		.10

Less: Dividends and Distributions

Dividends from net investment income	(.14)		(.13)		(.11)		(.24)		(.28)

Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	(.07)		(.01)		(.00	)(c)

Total dividends and distributions	(.14)		(.13)		(.18)		(.25)		(.28)

Net asset value, end of period	$ 8.67		$ 8.19		$ 8.43		$ 8.59		$ 8.34

Total Return

Total investment return based on net asset value(d)*	7.69%		(1.30)%		.29%		6.11%		1.21%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$327		$519		$1,065		$1,668		$3,410

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	1.63%		1.61%		1.62%		1.61%		1.63%

Expenses, before waivers/reimbursements(e)	1.63%		1.62%		1.62%		1.61%		1.63%

Net investment income	1.19	%(b)	1.28	%(b)	1.29	%(b)	1.25	%(b)	1.36%

Portfolio turnover rate	126%		369%		107%		113%		167%

See footnote summary on page 119.

112 | AB GLOBAL BOND FUND	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class C
	Year Ended September 30,
	2019		2018		2017		2016		2015

Net asset value, beginning of period	$ 8.21		$ 8.46		$ 8.62		$ 8.36		$ 8.54

Income From Investment Operations

Net investment income(a)	.11	(b)	.12	(b)	.11	(b)	.11	(b)	.12

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.53		(.23)		(.08)		.40		(.01)

Contributions from Affiliates	.00	(c)	– 0	–	– 0	–	.00	(c)	.00	(c)

Capital Contributions	– 0	–	.00	(c)	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	.64		(.11)		.03		.51		.11

Less: Dividends and Distributions

Dividends from net investment income	(.15)		(.14)		(.12)		(.24)		(.29)

Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	(.07)		(.01)		(.00	)(c)

Total dividends and distributions	(.15)		(.14)		(.19)		(.25)		(.29)

Net asset value, end of period	$ 8.70		$ 8.21		$ 8.46		$ 8.62		$ 8.36

Total Return

Total investment return based on net asset value(d)*	7.87%		(1.36)%		.34%		6.24%		1.23%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$104,089		$146,309		$219,785		$349,965		$356,483

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	1.56%		1.56%		1.57%		1.58%		1.60%

Expenses, before waivers/reimbursements(e)	1.56%		1.56%		1.57%		1.58%		1.60%

Net investment income	1.26	%(b)	1.38	%(b)	1.34	%(b)	1.30	%(b)	1.38%

Portfolio turnover rate	126%		369%		107%		113%		167%

See footnote summary on page 119.

abfunds.com	AB GLOBAL BOND FUND | 113

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	Year Ended September 30,
	2019		2018		2017		2016		2015

Net asset value, beginning of period	$ 8.18		$ 8.42		$ 8.58		$ 8.33		$ 8.51

Income From Investment Operations

Net investment income(a)	.19	(b)	.20	(b)	.20	(b)	.20	(b)	.20

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.52		(.22)		(.09)		.38		(.01)

Contributions from Affiliates	.00	(c)	– 0	–	– 0	–	.00	(c)	.00	(c)

Capital Contributions	– 0	–	.00	(c)	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	.71		(.02)		.11		.58		.19

Less: Dividends and Distributions

Dividends from net investment income	(.23)		(.22)		(.20)		(.32)		(.37)

Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	(.07)		(.01)		(.00	)(c)

Total dividends and distributions	(.23)		(.22)		(.27)		(.33)		(.37)

Net asset value, end of period	$ 8.66		$ 8.18		$ 8.42		$ 8.58		$ 8.33

Total Return

Total investment return based on net asset value(d)*	8.86%		(.25)%		1.35%		7.21%		2.26%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$4,845,448		$4,570,491		$4,372,280		$3,275,362		$2,247,582

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	.56%		.56%		.58%		.58%		.60%

Expenses, before waivers/reimbursements(e)	.56%		.57%		.58%		.58%		.60%

Net investment income	2.26	%(b)	2.44	%(b)	2.34	%(b)	2.33	%(b)	2.39%

Portfolio turnover rate	126%		369%		107%		113%		167%

See footnote summary on page 119.

114 | AB GLOBAL BOND FUND	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class R
	Year Ended September 30,
	2019		2018		2017		2016		2015

Net asset value, beginning of period	$ 8.18		$ 8.42		$ 8.59		$ 8.33		$ 8.51

Income From Investment Operations

Net investment income(a)	.13	(b)	.15	(b)	.14	(b)	.14	(b)	.15

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.53		(.23)		(.09)		.40		(.02)

Contributions from Affiliates	.00	(c)	– 0	–	– 0	–	.00	(c)	.00	(c)

Capital Contributions	– 0	–	.00	(c)	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	.66		(.08)		.05		.54		.13

Less: Dividends and Distributions

Dividends from net investment income	(.18)		(.16)		(.15)		(.27)		(.31)

Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	(.07)		(.01)		(.00	)(c)

Total dividends and distributions	(.18)		(.16)		(.22)		(.28)		(.31)

Net asset value, end of period	$ 8.66		$ 8.18		$ 8.42		$ 8.59		$ 8.33

Total Return

Total investment return based on net asset value(d)*	8.13%		(.91)%		.57%		6.63%		1.57%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$69,424		$75,138		$83,901		$80,625		$60,300

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	1.24%		1.23%		1.22%		1.25%		1.27%

Expenses, before waivers/reimbursements(e)	1.24%		1.23%		1.23%		1.25%		1.27%

Net investment income	1.59	%(b)	1.75	%(b)	1.70	%(b)	1.66	%(b)	1.72%

Portfolio turnover rate	126%		369%		107%		113%		167%

See footnote summary on page 119.

abfunds.com	AB GLOBAL BOND FUND | 115

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class K
	Year Ended September 30,
	2019		2018		2017		2016		2015

Net asset value, beginning of period	$ 8.18		$ 8.42		$ 8.59		$ 8.33		$ 8.51

Income From Investment Operations

Net investment income(a)	.16	(b)	.17	(b)	.17	(b)	.17	(b)	.17

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.52		(.22)		(.10)		.40		(.01)

Contributions from Affiliates	.00	(c)	– 0	–	– 0	–	.00	(c)	.00	(c)

Capital Contributions	– 0	–	.00	(c)	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	.68		(.05)		.07		.57		.16

Less: Dividends and Distributions

Dividends from net investment income	(.20)		(.19)		(.17)		(.30)		(.34)

Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	(.07)		(.01)		(.00	)(c)

Total dividends and distributions	(.20)		(.19)		(.24)		(.31)		(.34)

Net asset value, end of period	$ 8.66		$ 8.18		$ 8.42		$ 8.59		$ 8.33

Total Return

Total investment return based on net asset value(d)*	8.46%		(.60)%		.90%		6.97%		1.90%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$19,576		$16,642		$36,288		$31,361		$23,625

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	.93%		.92%		.89%		.93%		.95%

Expenses, before waivers/reimbursements(e)	.93%		.92%		.90%		.93%		.95%

Net investment income	1.89	%(b)	2.09	%(b)	2.03	%(b)	1.98	%(b)	2.04%

Portfolio turnover rate	126%		369%		107%		113%		167%

See footnote summary on page 119.

116 | AB GLOBAL BOND FUND	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class I
	Year Ended September 30,
	2019		2018		2017		2016		2015

Net asset value, beginning of period	$ 8.18		$ 8.42		$ 8.58		$ 8.33		$ 8.51

Income From Investment Operations

Net investment income(a)	.19	(b)	.20	(b)	.20	(b)	.20	(b)	.20

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.52		(.22)		(.09)		.38		(.01)

Contributions from Affiliates	.00	(c)	– 0	–	– 0	–	.00	(c)	.00	(c)

Capital Contributions	– 0	–	.00	(c)	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	.71		(.02)		.11		.58		.19

Less: Dividends and Distributions

Dividends from net investment income	(.23)		(.22)		(.20)		(.32)		(.37)

Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	(.07)		(.01)		(.00	)(c)

Total dividends and distributions	(.23)		(.22)		(.27)		(.33)		(.37)

Net asset value, end of period	$ 8.66		$ 8.18		$ 8.42		$ 8.58		$ 8.33

Total Return

Total investment return based on net asset value(d)*	8.87%		(.23)%		1.36%		7.22%		2.27%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$852,566		$773,149		$748,238		$715,514		$536,411

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	.55%		.54%		.56%		.57%		.59%

Expenses, before waivers/reimbursements(e)	.56%		.55%		.56%		.58%		.59%

Net investment income	2.27	%(b)	2.46	%(b)	2.36	%(b)	2.33	%(b)	2.40%

Portfolio turnover rate	126%		369%		107%		113%		167%

See footnote summary on page 119.

abfunds.com	AB GLOBAL BOND FUND | 117

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class Z
	Year Ended September 30,
	2019		2018		2017		2016		2015

Net asset value, beginning of period	$ 8.18		$ 8.42		$ 8.59		$ 8.33		$ 8.51

Income From Investment Operations

Net investment income(a)	.19	(b)	.21	(b)	.20	(b)	.20	(b)	.21

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.53		(.22)		(.09)		.40		(.02)

Contributions from Affiliates	.00	(c)	– 0	–	– 0	–	.00	(c)	– 0	–

Capital Contributions	– 0	–	.00	(c)	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	.72		(.01)		.11		.60		.19

Less: Dividends and Distributions

Dividends from net investment income	(.24)		(.23)		(.21)		(.33)		(.37)

Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	(.07)		(.01)		(.00	)(c)

Total dividends and distributions	(.24)		(.23)		(.28)		(.34)		(.37)

Net asset value, end of period	$ 8.66		$ 8.18		$ 8.42		$ 8.59		$ 8.33

Total Return

Total investment return based on net asset value(d)*	8.93%		(.18)%		1.29%		7.39%		2.32%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$580,799		$489,921		$350,625		$200,617		$167,830

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	.50%		.49%		.51%		.52%		.53%

Expenses, before waivers/reimbursements(e)	.50%		.50%		.52%		.53%		.53%

Net investment income	2.33	%(b)	2.54	%(b)	2.41	%(b)	2.38	%(b)	2.47%

Portfolio turnover rate	126%		369%		107%		113%		167%

See footnote summary on page 119.

118 | AB GLOBAL BOND FUND	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $0.005.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return for a period of less than one year is not annualized.

(e)	The expense ratios presented below exclude interest expense:

	Year Ended September 30,
	2019	2018	2017	2016	2015

Class A
Net of waivers/reimbursements	.81%	.81%	.82%	.85%	.90%
Before waivers/reimbursements	.81%	.82%	.83%	.85%	.90%
Class B
Net of waivers/reimbursements	1.63%	1.61%	1.62%	1.61%	1.63%
Before waivers/reimbursements	1.63%	1.62%	1.62%	1.61%	1.63%
Class C
Net of waivers/reimbursements	1.56%	1.56%	1.57%	1.58%	1.60%
Before waivers/reimbursements	1.56%	1.56%	1.57%	1.58%	1.60%
Advisor Class
Net of waivers/reimbursements	.56%	.56%	.58%	.58%	.60%
Before waivers/reimbursements	.56%	.57%	.58%	.58%	.60%
Class R
Net of waivers/reimbursements	1.24%	1.23%	1.22%	1.25%	1.27%
Before waivers/reimbursements	1.24%	1.23%	1.23%	1.25%	1.27%
Class K
Net of waivers/reimbursements	.93%	.92%	.89%	.93%	.95%
Before waivers/reimbursements	.93%	.92%	.90%	.93%	.95%
Class I
Net of waivers/reimbursements	.55%	.54%	.56%	.57%	.59%
Before waivers/reimbursements	.56%	.55%	.56%	.58%	.59%
Class Z
Net of waivers/reimbursements	.50%	.49%	.51%	.52%	.53%
Before waivers/reimbursements	.50%	.50%	.52%	.53%	.53%

*

Includes the impact of proceeds received and credited to the Fund in connection with a residual distribution relating to regulatory settlements, which enhanced the Fund’s performance for the year ended September 30, 2016 by 0.01%.

See notes to financial statements.

abfunds.com	AB GLOBAL BOND FUND | 119

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

AB Global Bond Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Global Bond Fund, Inc. (the “Fund”), including the portfolio of investments, as of September 30, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at September 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation

120 | AB GLOBAL BOND FUND	abfunds.com

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

of securities owned as of September 30, 2019, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

November 26, 2019

abfunds.com	AB GLOBAL BOND FUND | 121

2019 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended September 30, 2019. For foreign shareholders, 29.95% of ordinary income dividends paid may be considered to be qualifying to be taxed as interest-related dividends.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2020.

122 | AB GLOBAL BOND FUND	abfunds.com

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman Michael J. Downey(1) Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer	Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS
Paul J. DeNoon(2)*, Vice President Scott A. DiMaggio(2), Vice President Douglas J. Peebles(2), Vice President Matthew S. Sheridan(2), Vice President John Taylor(2), Vice President	Emilie D. Wrapp, Secretary Michael B. Reyes, Senior Analyst Joseph J. Mantineo, Treasurer and Chief Financial Officer Stephen M. Woetzel, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

Brown Brothers Harriman & Co.

50 Post Office Square

Boston, MA 02110

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

1	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Global Fixed Income Investment Team. Messrs. DeNoon, DiMaggio, Peebles, Sheridan and Taylor are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

*	Mr. DeNoon is expected to retire from the Adviser effective January 1, 2020.

abfunds.com	AB GLOBAL BOND FUND | 123

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR

Robert M. Keith,# 1345 Avenue of the Americas New York, NY 10105 59 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business with which he had been associated since prior to 2004.	91	None

124 | AB GLOBAL BOND FUND	abfunds.com

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS

Marshall C. Turner, Jr.,## Chairman of the Board 78 (2005)	Private Investor since prior to 2014. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership, and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of all AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	91	Xilinx, Inc. (programmable logic semi-conductors) since 2007

Michael J. Downey,## 75 (2005)	Private Investor since prior to 2014. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) since prior to 2014 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005.	91	None

abfunds.com	AB GLOBAL BOND FUND | 125

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)

Nancy P. Jacklin,## 71 (2006)	Private Investor since prior to 2014. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chair of the Governance and Nominating Committees of the AB Funds since August 2014.	91	None

126 | AB GLOBAL BOND FUND	abfunds.com

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)

Carol C. McMullen,## 64 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and member of the Advisory Board of Butcher Box (since 2018). Formerly, member, Partners Healthcare Investment Committee (2010-2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	91	None

abfunds.com	AB GLOBAL BOND FUND | 127

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)

Garry L. Moody,## 67 (2008)	Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He is also a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council Governing Council. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	91	None

128 | AB GLOBAL BOND FUND	abfunds.com

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)

Earl D. Weiner,## 80 (2007)	Senior Counsel since 2017, Of Counsel from 2007 to 2016, and Partner prior to then, of the law firm Sullivan & Cromwell LLP. He is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	91	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Legal and Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***

The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

abfunds.com	AB GLOBAL BOND FUND | 129

MANAGEMENT OF THE FUND (continued)

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS**
Robert M. Keith, 59	President and Chief Executive Officer	See biography above.

Paul J. DeNoon,^ 57	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2014.

Scott A. DiMaggio, 48	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2014. He is also Co-Head of Fixed Income.

Douglas J. Peebles, 54	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2014. He is also Chief Investment Officer of Fixed Income. As CIO, he is also Co-Chairman of the Interest Rates and Currencies Research Review team, which is responsible for setting interest-rate and currency policy for all fixed-income portfolios.

Matthew S. Sheridan, 44	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2014.

John Taylor 42	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2014. He is also Co-Head—European Fixed-Income.

Emilie D. Wrapp, 63	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI,** with which she has been associated since prior to 2014.

Michael B. Reyes 43	Senior Analyst	Vice President of the Adviser,** with which he has been associated since prior to 2014.

Joseph J. Mantineo, 60	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”),** with which he has been associated since prior to 2014.

Stephen M. Woetzel, 48	Controller	Senior Vice President of ABIS,** with which he has been associated since prior to 2014.

Vincent S. Noto, 54	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since 2012.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

^	Mr. DeNoon is expected to retire from the Adviser effective January 1, 2020.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at (800)-227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

130 | AB GLOBAL BOND FUND	abfunds.com

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Global Bond Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser at a meeting held on November 6-8, 2018 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including materials from an outside consultant, who acted as their independent fee consultant, and comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment

abfunds.com	AB GLOBAL BOND FUND | 131

research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2016 and 2017 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency and distribution services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the underlying fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to 12b-1 fees and sales charges received by the Fund’s principal

132 | AB GLOBAL BOND FUND	abfunds.com

underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended July 31, 2018 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for other clients pursuing a similar investment style to the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds pursuing a similar investment strategy as the Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also discussed these matters with their independent fee consultant.

abfunds.com	AB GLOBAL BOND FUND | 133

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints and that the Fund’s net assets were higher than the breakpoint levels. Accordingly, the Fund’s current effective advisory fee rate reflected a reduction due to the breakpoints and would be further reduced to the extent the net assets of the Fund increase. The directors took into consideration presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also discussed economies of scale with their independent fee consultant. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may

134 | AB GLOBAL BOND FUND	abfunds.com

be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s breakpoint arrangements were acceptable and provide a means for sharing of any economies of scale.

abfunds.com	AB GLOBAL BOND FUND | 135

This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

US CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

US GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

INTERNATIONAL/ GLOBAL CORE

FlexFee™ International Strategic Core Portfolio

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed International Portfolio

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

INTERNATIONAL/ GLOBAL GROWTH

Concentrated International Growth Portfolio

FlexFee™ Emerging Markets Growth Portfolio

INTERNATIONAL/ GLOBAL EQUITY (continued)

Sustainable International Thematic Fund

INTERNATIONAL/ GLOBAL VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

FlexFee™ High Yield Portfolio

FlexFee™ International Bond Portfolio

Global Bond Fund

High Income Fund

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

Total Return Bond Portfolio1

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

TARGET-DATE

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

Multi-Manager Select 2060 Fund

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to July 12, 2019, Total Return Bond Portfolio was named Intermediate Bond Portfolio.

136 | AB GLOBAL BOND FUND	abfunds.com

NOTES

abfunds.com	AB GLOBAL BOND FUND | 137

NOTES

138 | AB GLOBAL BOND FUND	abfunds.com

NOTES

abfunds.com	AB GLOBAL BOND FUND | 139

NOTES

140 | AB GLOBAL BOND FUND	abfunds.com

AB GLOBAL BOND FUND

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

GB-0151-0919

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Garry L. Moody and Marshall C. Turner, Jr. qualify as audit committee financial experts.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees
AB Global Bond Fund	2018	$102,815	$(2)	$26,788
	2019	$102,815	$—	$26,234

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre- approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB Global Bond Fund	2018	$676,250	$26,786
			$2
			$(26,788)
	2019	$888,619	$26,234
			$—
			$(26,234)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Global Bond Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date: November 29, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date: November 29, 2019

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date: November 29, 2019